UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-12

Presbia PLC
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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June 27, 2017
To our Shareholders:
You are cordially invited to attend our 2017 Annual General Meeting of Shareholders on Thursday, August 3, 2017 at 5:00 pm (Dublin time) at J2 Dublin, Unit 3.1, Woodford Business Park, Turnapin Little, Dublin 17, Ireland. During the meeting, we will discuss each item of business described in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement, update you on important developments in our business and respond to any questions that you may have about us.
Information about the matters to be acted on at the meeting is contained in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement. Also enclosed herewith is your proxy card, which includes instructions for voting, our 2016 Annual Report, and our Irish Statutory Accounts for the fiscal year ended December 31, 2016.
Your vote is extremely important.
You may submit your proxy by telephone or the internet, as described in the instructions printed on the enclosed proxy card; by using the enclosed proxy card; or by voting in person at the meeting. Whether or not you expect to attend the Annual Meeting, please vote your shares.
I hope you will find it possible to participate in the meeting.
Best regards,
/s/ Ralph Thurman

Ralph Thurman
Chairman of the Board

Registered in Ireland — No. 539137
Arthur Cox Building, Earlsfort Terrace, Dublin 2, Ireland
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held On August 3, 2017
To the Shareholders of Presbia PLC:
Our Annual General Meeting of Shareholders (the “Annual Meeting”) will be held at J2 Dublin, Unit 3.1, Woodford Business Park, Turnapin Little, Dublin 17, Ireland, on Thursday, August 3, 2017 at 5 pm (Dublin time). At the Annual Meeting, shareholders will be asked to:
1.
By separate resolutions, elect to our Board of Directors (the “Board”) to serve as directors until the annual general meeting of shareholders held in 2018 the following individuals nominated by our Board: Ralph Thurman; Richard Ressler; Zohar Loshitzer; Vladimir Feingold; Todd Cooper; Robert Cresci; Gerd Auffarth and Gerald Farrell.

2.
Ratify, in a non-binding advisory vote, the appointment of Squar Milner LLP as the independent registered public accounting firm of Presbia PLC with respect to Presbia’s U.S. financial statements and to authorize, in a binding vote, the Audit Committee of the Board to set such auditor’s remuneration.

3.
Ratify, in a non-binding advisory vote, the appointment of Moore Stephens LLP as the independent statutory auditor of Presbia PLC with respect to Presbia’s Irish financial statements and to authorize, in a binding vote, the Audit Committee of the Board to set such auditor’s remuneration.

4A.
Approve the amendment and restatement of the Memorandum of Association of Presbia PLC to address the enactment of the Irish Companies Act of 2014.

4B.
Approve the amendment and restatement of the Articles of Association of Presbia PLC to address the enactment of the Irish Companies Act of 2014.

5.
Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the election of each of the Board’s director nominees (Proposal 1), “FOR” the proposal to ratify Squar Milner LLP as Presbia’s independent registered public accounting firm with respect to Presbia’s U.S. financial statements for the year ending December 31, 2017 and to authorize the Audit Committee of the Board to set such auditor’s remuneration (Proposal 2), “FOR” the proposal to ratify Moore Stephens LLP as Presbia’s independent statutory auditor with respect to Presbia’s Irish financial statements for the year ending December 31, 2017 and to authorize the Audit Committee of the Board to set such auditor’s remuneration (Proposal 3), “FOR” the proposal to approve Presbia’s Amended and Restated Memorandum of Association (Proposal 4A) and “FOR” the proposal to approve Presbia’s Amended and Restated Articles of Association (Proposal 4B). Proposals No. 1 through No. 3, as ordinary resolutions, shall require the affirmative vote of a majority of the votes cast to be approved. Proposals No. 4A and 4B, as special resolutions, shall require the affirmative vote of 75% of the votes cast to be approved.

During the Annual Meeting, following a review of Presbia PLC’s affairs, management will present Presbia PLC’s Irish Statutory Accounts for the fiscal year ended December 31, 2016 and the reports of Moore Stephens LLP, our independent auditor for the year ended December 31, 2016, thereon. Our Board has fixed the close of business (Eastern Standard Time) on June 13, 2017 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided or grant your proxy by telephone or internet by following the instructions printed on the enclosed proxy card. Any shareholder entitled to attend, speak and vote at the Annual Meeting may appoint one or more proxies who need not be a shareholder(s) of Presbia PLC to attend, speak and vote on their behalf. If you wish to appoint as proxy any person other than the individuals specified on the enclosed proxy card, please contact the Company Secretary at our corporate headquarters and also note that your nominated proxy must attend the Annual Meeting in person in order for your votes to be cast.
By Order of the Board of Directors,
/s/ Jarett Fenton

Jarett Fenton, Secretary
Dublin Ireland
June 27, 2017

PRESBIA PLC
PROXY STATEMENT
This Proxy Statement and the enclosed form of proxy card, the foregoing Notice of Annual General Meeting of Shareholders, our enclosed 2016 Annual Report (the “Annual Report”) and our Irish Statutory Accounts for the fiscal year ended December 31, 2016, including the related reports, are furnished in connection with the solicitation by the Board of Directors (the “Board”) of Presbia PLC, an Irish incorporated public limited company, for use at our 2017 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at J2 Dublin, Unit 3.1, Woodford Business Park, Turnapin Little, Dublin 17, Ireland, on Thursday, August 3, 2017 at 5 pm (Dublin time), and at any adjournment or postponement thereof. Only shareholders of record at the close of business (Eastern Standard Time) on June 13, 2017 (the “Record Date”) shall be entitled to notice of, and to vote at, the Annual Meeting. This proxy statement and related materials or a Notice of Availability with respect to how to access such materials are first being sent to shareholders on or about June 27, 2017.
Our Board unanimously recommends that you vote “FOR” the election of each of the Board’s director nominees (Proposal 1), “FOR” the proposal to ratify Squar Milner LLP as Presbia’s independent registered public accounting firm with respect to Presbia’s U.S. financial statements for the year ending December 31, 2017 and to authorize the Audit Committee of the Board to set such auditor’s remuneration (Proposal 2), “FOR” the proposal to ratify Moore Stephens LLP as Presbia’s independent statutory auditor with respect to Presbia’s Irish financial statements for the year ending December 31, 2017 and to authorize the Audit Committee of the Board to set such auditor’s remuneration (Proposal 3), “FOR” the proposal to approve Presbia’s Amended and Restated Memorandum of Association (Proposal 4A) and “FOR” the proposal to approve Presbia’s Amended and Restated Articles of Association (Proposal 4B). Proposals No. 1 through No. 3, as ordinary resolutions, shall require the affirmative vote of a majority of the votes cast to be approved. Proposals No. 4A and 4B, as special resolutions, shall require the affirmative vote of 75% of the votes cast to be approved.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 3, 2017:
This Proxy Statement and the enclosed form of proxy card, and the enclosed Notice of Annual General Meeting of Shareholders, the Annual Report and our 2016 Irish Statutory Accounts, including the related reports, are available at: www.envisionreports.com/LENS.

EXPLANATORY NOTE: In January 2015, we completed a series of corporate reorganization transactions described in “General Information About the Annual General Meeting and Voting — Corporate History,” which we refer to herein as the Reorganization Transactions. Unless we state otherwise, the terms “we,” “us,” “our,” “Presbia” and the “company” refer to Presbia PLC and its consolidated subsidiaries after giving effect to the Reorganization Transactions. Prior to the completion of the Reorganization Transactions, the foregoing terms refer to the entities that became the consolidated subsidiaries of Presbia PLC upon consummation of the Reorganization Transactions.

General Information About the Annual Meeting and Voting	1
THE PROPOSALS	8
Proposal 1 — Election of Directors	8
Proposal 2 — Non-Binding Ratification of Independent REGISTERED PUBLIC ACCOUNTING FIRM with respect to u.s. financial statements and Binding Vote to Authorize the Audit Committee to Set the Remuneration of SUCH Auditor	9
Proposal 3 — Non-Binding Ratification of Independent STATUTORY Auditor WITH RESPECT TO irish FINANCIAL STATEMENTS and Binding Vote to Authorize the Audit Committee to Set the Remuneration of SUCH Independent STATUTORY Auditor	12
Proposal 4A — APPROVAL OF AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION	13
Proposal 4B — APPROVAL OF AMENDED AND RESTATED ARTICLES OF ASSOCIATION	14
Directors, Executive Officers and Corporate Governance	15
Executive Compensation	23
Report of the Audit Committee	31
Security Ownership of Certain Beneficial Owners and Management	32
Related Party Transactions	34
PRESENTATION OF THE IRISH STATUTORY ACCOUNTS	37
IRISH COMPANIES ACT 2014 (THE “NEW ACT”)	38
Other Matters	39
ACCESS TO FORM 10-K	40
APPENDIX A	A-1
APPENDIX B	B-1
i

General Information About the Annual Meeting and Voting
Why are you receiving these proxy materials?
We are providing these proxy materials to you because our Board is asking (technically called soliciting) holders of our ordinary shares to provide proxies to be voted at the Annual Meeting. The Annual Meeting is scheduled for August 3, 2017, commencing at 5 pm (Dublin time), at J2 Dublin, Unit 3.1, Woodford Business Park, Turnapin Little, Dublin 17, Ireland. Your proxy will be used at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. Proxy Materials or a Notice of Availability are first being sent to shareholders on or about June 27, 2017.
What will shareholders be voting on?
1.
To elect our directors;

2.
To ratify, in a non-binding advisory vote, the appointment of Squar Milner LLP as the independent registered public accounting firm of Presbia PLC with respect to Presbia’s U.S. financial statements and to authorize, in a binding vote, the Audit Committee of the Board to set such auditor’s remuneration;

3.
To ratify, in a non-binding advisory vote, the appointment of Moore Stephens LLP as the independent statutory auditor of Presbia PLC with respect to Presbia’s Irish financial statements and to authorize, in a binding vote, the Audit Committee of the Board to set such auditor’s remuneration;

4A.
To approve the amendment and restatement of the Memorandum of Association of Presbia PLC to address the enactment of the Irish Companies Act of 2014;

4B.
To approve the amendment and restatement of the Articles of Association of Presbia PLC to address the enactment of the Irish Companies Act of 2014; and

5.
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Who is entitled to vote at the Annual Meeting?
Only shareholders of record at the close of business on the record date, June 13, 2017, may vote at the Annual Meeting. There were 17,121,857 of our ordinary shares issued and outstanding and entitled to vote on June 13, 2017 held by 23 holders of record. If you would like to inspect our Irish Statutory Register of Members, please call Jarett Fenton, our Secretary, at +353 (1) 659 9446 to arrange a visit to our offices.
What are the voting rights of the holders of our ordinary shares?
Each outstanding ordinary share will be entitled to one vote on each matter to be voted on a poll at the Annual Meeting.
How can you vote?
If you are a record holder, meaning your shares are registered in your name, you may vote or submit a proxy:
1. By Telephone — You can submit your proxy by telephone by following the instructions provided on the enclosed proxy card or the Notice of Availability. The telephone proxy submission procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote its shares and confirm that its instructions have been properly recorded. Submitting your proxy by telephone authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

2. Over the Internet — You can simplify your voting by voting your shares via the internet as instructed on the enclosed proxy card or the Notice of Availability. The internet procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote its shares and confirm that its instructions have been properly recorded. Voting via the internet authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.
3. By Mail — Complete and sign the enclosed proxy card and mail it in the enclosed postage prepaid envelope (which will be forwarded for Presbia PLC’s registered address electronically). Your shares will be voted according to your instructions. If you sign the enclosed proxy card appointing Ralph Thurman and Todd Cooper as your proxies but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.
4. In Person Vote at the Annual Meeting — If you attend the Annual Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting. If you hold your shares through a broker or bank and wish to vote in person, please bring a “legal” proxy from your broker or bank.
Even if you plan to attend the Annual Meeting, we recommend that you vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.
If you are a shareholder of record of Presbia and you choose to submit your proxy by telephone by calling the toll-free number on your proxy card, your use of that telephone system and in particular the entry of your PIN number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act 2014, of Ralph Thurman and Todd Cooper as your proxies to vote your shares on your behalf in accordance with your telephone instructions.
Beneficial Owners, Broker Non-Votes and Abstentions
Most of our shareholders hold their shares in “street name” through a broker, bank or other nominee, rather than directly in their own names. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee pursuant to the instructions that they provide to you. If you provide specific voting instructions by telephone, by internet or by mail, your broker, bank or other nominee must vote your shares as you have directed. If you wish to vote in person at the Annual Meeting, you must request a legal proxy form from your broker, bank or other nominee.
Brokers, banks, or other nominees that are member firms of the New York Stock Exchange and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks, or other nominees will have this discretionary authority with respect to routine matters such as the ratification of the appointment of our auditors and authorization for the Audit Committee of the Board to set their remuneration; however, they will not have this discretionary authority with respect to non-routine matters, including the election of directors. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.” Both broker non-votes and abstentions are counted as present for the purpose of determining the presence of a quorum, but will not otherwise have any effect on the vote with respect to any proposal presented at the Annual Meeting. We encourage you to provide voting instructions to the organization that holds your shares.

Can you change your vote or revoke your proxy?
You may revoke your proxy before your shares are voted at the Annual Meeting by:
•
timely notifying our Secretary, Jarett Fenton, in writing, at Presbia PLC’s headquarters at 120/121 Baggot Street Lower, Dublin 2, Ireland, that you are revoking your proxy;

•
submitting a later dated proxy card;

•
submitting a new proxy again by telephone or over the internet; or

•
attending and voting at the Annual Meeting.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your broker, bank, or other nominee pursuant to the instructions you have received from them.
What is a proxy?
A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Todd Cooper, our President and Chief Executive Officer and one of our directors, and Ralph Thurman, our Executive Chairman. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your ordinary shares may be voted.
If you are a shareholder who is entitled to attend, speak and vote, then you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. A proxy is not required to be a shareholder of Presbia. If you wish to appoint as proxy any person other than Ralph Thurman and Todd Cooper, please contact Jarett Fenton, our Corporate Secretary, at Presbia PLC’s headquarters at 120/121 Baggot Street Lower, Dublin 2, Ireland. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a shareholder from attending, speaking and voting at the Annual Meeting in person.
How will your proxy vote your shares?
Your proxy will vote according to your instructions. If you choose to vote by mail and complete, sign, and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” the election of each of the eight director nominees named in Proposal 1 and “FOR” Proposals 2, 3 and 4. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.
What constitutes a quorum?
The holders of at least 50% of the 17,121,857 ordinary shares issued and outstanding as of the Record Date entitled to vote at the Annual Meeting in person, either present or represented by proxy, will constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If within one hour from the time appointed for the Annual Meeting a quorum is not present, the Annual Meeting shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the shareholders present shall be a quorum.
What vote is required to approve each matter and how are votes counted?
For each of the ordinary resolutions to be presented at the Annual Meeting (election of each of the directors, ratification of independent registered public accounting firm and approval of the Audit Committee to set such auditor’s remuneration, ratification of independent statutory auditor and approval of the Audit Committee to set such auditor’s remuneration), the requisite vote to approve such matters is the affirmative vote of the holders of our ordinary shares representing a simple majority of the ordinary shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. For each of the special resolutions to be presented at the Annual Meeting (approval of the Amended and Restated Memorandum and Amended and Restated Articles of Incorporation), the requisite vote to approve such matters is the affirmative vote of the holders of our ordinary shares representing 75% of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter.
Are there other matters to be voted on at the Annual Meeting?
We do not know of any other matters that may come before the Annual Meeting other than Proposals 1, 2, 3 and 4 included herein. If any other matters are properly presented at the Annual Meeting, the persons named as proxies in the enclosed proxy card are permitted to vote or otherwise act in accordance with their judgment on the matter.
Where can you find the voting results?
Voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (SEC) within four business days following the Annual Meeting. You will be able to find a copy of the Form 8-K on the internet through the SEC’s EDGAR website (www.sec.gov) or through the “Investors” section of our website (www.presbia.com).
Who is soliciting proxies, how are they being solicited, and who pays the cost?
The solicitation of proxies is being made on behalf of our Board and we will bear the costs of the solicitation. This solicitation is being made by mail and through the internet, but also may be made by telephone or in person. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.
Why does Presbia have two sets of financial statements covering the same fiscal period?
U.S. securities laws require us to send or make available to you our 2016 Annual Report on Form 10-K, which includes our U.S. financial statements prepared in accordance with U.S. GAAP required by SEC rules. Irish law also requires us to send or make available to you our Irish Statutory Accounts for our 2016 fiscal year, including the reports of our directors and auditors thereon, which accounts have been prepared in accordance with Irish law. The Irish Statutory Accounts will be laid before the Annual Meeting.
Who are our auditors and will they be represented at the Annual Meeting?
Squar Milner LLP served as our independent registered public accounting under U.S. law for the fiscal year ended December 31, 2016 and audited our U.S. financial statements for such fiscal year. One or more representatives of Squar Milner LLP, our independent registered public accounting firm with respect to our U.S. financial statements for the year ended December 31, 2016 is expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.
Moore Stephens LLP served as our independent auditor under Irish law for the fiscal year ended December 31, 2016 and audited our Irish Statutory Accounts for such fiscal year. During the Annual Meeting, management will present our Irish Statutory Accounts for the fiscal year ended December 31, 2016 and the reports of Moore Stephens LLP, our independent auditor under Irish law for the year ended December 31, 2016, thereon. One or more representatives of Moore Stephens LLP is expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.
Why are you being asked to ratify the selection of Squar Milner LLP and Moore Stephens LLP?
Our Audit Committee has chosen Squar Milner LLP as our independent registered public accounting firm with respect to our U.S. financial statements for the year ending December 31, 2017 and Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements for the year ending December 31, 2017. Although shareholder approval of our Audit Committee’s selection of Squar Milner

LLP as our independent registered public accounting firm with respect to our U.S. financial statements and Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements is non-binding and not required, we believe that it is advisable to give shareholders an opportunity to ratify this selection. If either or both of these proposals are not approved at the Annual Meeting, our Audit Committee has agreed to reconsider its selection of such auditor or auditors, but will not be required to take any action.
Why are you being asked to authorize the Audit Committee to set our independent auditor’s remuneration?
As a matter of Irish law, where the independent auditor is appointed by the board of directors, the board or a committee duly authorized by the board is able to set the auditor’s remuneration. In most other circumstances, the Company’s shareholders must approve the remuneration at the annual general shareholders meeting. Although we are not required to seek shareholder authorization to enable our Audit Committee to set the remuneration of our auditors, because we are asking our shareholders to ratify the selection of Squar Milner LLP as our independent registered public accounting firm with respect to our U.S. financial statements and Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements, we believe it is advisable to give shareholders an opportunity to authorize the Audit Committee of our Board to set Squar Milner LLP’s remuneration and Moore Stephens LLP’s remuneration. For Irish incorporated public companies, it is standard practice that the shareholders are asked to approve the level of auditor remuneration.
What is “householding” and how does it affect me?
Some brokers, banks and other nominee record holders may participate in the practice of  “householding” proxy statements, annual reports and notices of availability of proxy materials. This means that only one copy of this Proxy Statement, our Annual Report and our Irish Statutory Accounts, or our Notice of Availability, may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Investor Relations Department at Presbia PLC, 120/121 Baggot Street Lower, Dublin 2 Ireland or +353 (1) 659 9446.
If you want to receive separate copies of our Proxy Statement, Annual Report and our Irish financial statements, or our Notice of Availability, in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Investor Relations Department, in writing, at the address listed above.
When are shareholder proposals and director nominations for our 2018 annual general meeting of shareholders due?
Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2018 annual general meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in our proxy materials, shareholder proposals must be received by our Secretary at our offices at Presbia PLC, 120/121 Baggot Street Lower, Dublin 2, Ireland, not later than February 22, 2018. If, however, the date of our 2018 annual general meeting of shareholders will be on or before July 4, 2018 or on or after September 2, 2018, then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2018 annual general meeting of shareholders will not affect any rights of shareholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.
In addition, under our memorandum and articles of association, a shareholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual general meeting of shareholders. These procedures provide that in order for a shareholder to propose a nomination for director nominee(s) and/or an item of business to be introduced at an annual general meeting of shareholders, the shareholder (i) must be a shareholder at the time of giving notice of such annual general meeting by or at the direction of the Board and at the time of such annual general meeting, (ii) must be entitled to vote at such annual general meeting and (iii) must comply with the procedures set forth in our memorandum and articles of association as to such nomination or business.

We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2018 annual general meeting of shareholders after April 14, 2018, but before May 9, 2018. If the notice is not received within this timeframe, then the notice will be considered untimely and we are not required to present such proposal at the 2018 annual general shareholders meeting.
In the event that no annual general meeting of shareholders was held in the previous year or the date of the annual general meeting of shareholders is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice must be so delivered by the shareholder not earlier than the close of business on the 100th calendar day prior to the date of such annual general meeting and not later than the close of business on (a) 75 calendar days prior to the day of the contemplated annual general meeting or (b) the 10th calendar day after the day on which public announcement of the date of the contemplated annual general meeting is first made by Presbia; provided, further, that with respect to the first annual general shareholder meeting of Presbia, notice by a shareholder must be so delivered by the close of business on the day that is not less than ten days after the day on which public announcement of the date of such meeting is first made by Presbia. In no event shall any adjournment or postponement of an annual general meeting, or the public announcement thereof, commence a new time period for the giving of a shareholder’s notice as described above. Any such notice must include all of the information required to be in such notice pursuant to our articles of association.
Corporate History
In February 2015, Presbia PLC consummated its initial public offering of ordinary shares. Prior to our initial public offering, we effected a series of reorganization transactions described below.
Presbia Holdings was organized in the Cayman Islands in 2007 as an exempted company with limited liability. In 2009, Presbia Holdings acquired Visitome, Inc., a California corporation and the developer of our corneal inlay technology.
In October 2013, we completed a restructuring which involved the establishment of our interim holding company, Presbia Ireland, Limited, that directly or indirectly owns 100% of our business, assets and subsidiaries. Presbia Ireland, Limited is organized under the laws of Ireland as a private limited company. At the time of the restructuring, Presbia Ireland, Limited was wholly-owned by Presbia Holdings and certain intercompany debt was owed to Presbia Holdings by certain of its other subsidiaries. As part of the restructuring, approximately $12.2 million of such outstanding intercompany debt owed to Presbia Holdings was converted to equity of such subsidiaries. We refer to this transaction as the 2013 Restructuring.
In November 2014, Presbia Holdings converted additional indebtedness owed to Presbia Holdings by certain subsidiaries of Presbia Ireland, Limited at that time to equity. In this transaction, approximately $23.5 million of outstanding intercompany debt owed to Presbia Holdings was converted to equity of such subsidiaries. We refer to this transaction as the 2014 Debt Conversion.
In January 2015, Presbia Holdings converted all the remaining indebtedness owed by a subsidiary of Presbia Ireland, Limited at that time to equity. In this transaction, approximately $1.6 million of outstanding intercompany debt owed to Presbia Holdings was converted to equity of such subsidiary. We refer to this transaction as the 2015 Debt Conversion. In addition, immediately following the 2015 Debt Conversion, Presbia Holdings contributed all the share capital in issue in Presbia Ireland, Limited to Presbia PLC, an Irish incorporated public limited company formed in February 2014 for the purpose of consummating our initial public offering, in exchange for 9,166,667 ordinary shares of Presbia PLC. We refer to this transaction as the 2015 Capital Contribution. Presbia PLC previously issued 40,000 ordinary shares to Presbia Holdings upon its formation, in order to satisfy statutory requirements for the incorporation of all Irish public limited companies, which were re-designated as deferred shares under our memorandum and articles of association prior to the consummation of our initial public offering. We refer to the 2014 Debt Conversion, the 2015 Debt Conversion and the 2015 Capital Contribution, collectively, as the 2014 – 2015 Restructuring.
We refer to the 2013 Restructuring, the formation and initial capitalization of Presbia PLC, and the 2014 –  2015 Restructuring, collectively, as the Reorganization Transactions.

In August 2015, Presbia Holdings distributed the 9,166,667 ordinary shares of Presbia PLC, referred to herein as the 2015 Capital Contribution and an additional 500,000 ordinary shares acquired from the initial public offering for an aggregate of 9,666,667 ordinary shares, to its ordinary shareholders and liquidated the entity in November 2015.
Emerging Growth Company
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and we are taking advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes Oxley Act of 2002 and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. In addition, because we are both an emerging growth company and a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section in this proxy statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to emerging growth companies and smaller reporting companies.

THE PROPOSALS
Proposal 1 — Election of Directors
(Ordinary ResolutionS)
Our articles of association provide that the number of members of our Board shall be no less than two members and no more than 11 members, as our Board may determine from time to time. The number of members of our Board is currently fixed at eight. The first proposal before the shareholders at the Annual Meeting is the election of our Board. Our Board recommends to our shareholders the election of each of the following designated nominees for election at the Annual Meeting, to serve as directors until the conclusion of the annual general meeting of shareholders held in 2018 or until his or her earlier death, removal or resignation: Ralph Thurman, Richard Ressler, Zohar Loshitzer, Vladimir Feingold, Todd Cooper, Robert Cresci, Gerd Auffarth and Gerald Farrell.
The nominees receiving approval of a simple majority of those shareholders present in person or by proxy at the Annual Meeting and who are entitled to vote will be elected to serve on our Board. All nominees are presently directors who have consented to be named and have agreed to serve if elected. If this should not be the case, however, the proxies may vote for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the Annual Meeting or leave the position(s) vacant.
Notwithstanding the requirement that a nominee requires approval by a simple majority of those shareholders present in person or by proxy at the Annual Meeting, as Irish law requires a minimum of two directors, if, at any Annual Meeting, the number of directors is reduced below this prescribed minimum due to the failure of any directors to be re-elected, then in those circumstances, the two directors who receive the highest number of votes in favor of re-election shall be re-elected and shall remain directors until such time as additional directors have been appointed to replace them as directors.
Biographical information concerning each nominee for election as director is set forth in the section of this Proxy Statement entitled “Directors, Executive Officers and Corporate Governance.”
The text of the resolution in respect of Proposal 1 is as follows:
“IT IS RESOLVED, by separate resolutions, to re-elect the following director nominees:
(a) Ralph Thurman	(e) Todd Cooper
(b) Richard Ressler	(f) Robert Cresci
(c) Zohar Loshitzer	(g) Gerd Auffarth
(d) Vladimir Feingold	(h) Gerald Farrell
Our Board unanimously recommends a vote “FOR” each of the Board’s eight director nominees presented in Proposal 1.

Proposal 2 — Non-Binding Ratification of Independent REGISTERED PUBLIC ACCOUNTING FIRM with respect to u.s. financial statements and Binding Vote to Authorize the Audit Committee to Set the Remuneration of SUCH Auditor
(Ordinary Resolution)
The Audit Committee of our Board has selected Squar Milner LLP as our independent registered public accounting firm with respect to our U.S. financial statements for the fiscal year ending December 31, 2017. We are submitting this selection for ratification by our shareholders at the Annual Meeting.
Deloitte & Touche LLP served as both our independent registered public accounting under U.S. law and our independent auditor under Irish law for the fiscal year ended December 31, 2014 and audited our U.S. financial statements and our Irish Statutory Accounts for such fiscal year. The Audit Committee of our Board conducted a review of our auditor. As a result of this process, on June 4, 2015, upon the recommendation of the Audit Committee and following careful deliberation, we decided to engage Squar Milner LLP as our independent registered public accounting firm with respect to our U.S. financial statements for the fiscal year ending December 31, 2015 and Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements for the fiscal year ending December 31, 2015, which engagements became effective on June 4, 2015. On June 4, 2015, Deloitte & Touche LLP resigned as our auditor, effective immediately.
The audit reports of Deloitte & Touche LLP on our financial statements for the fiscal years ended December 31, 2014, or Fiscal 2014, and December 31, 2013, or Fiscal 2013, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
During Fiscal 2014 and Fiscal 2013, and during the period from January 1, 2015 through June 4, 2015, we had: (i) no disagreements with Deloitte & Touche LLP of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim periods; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.
During Fiscal 2014 and Fiscal 2013, and during the period from January 1, 2015 through June 4, 2015, neither we nor anyone on our behalf consulted Squar Milner LLP or Moore Stephens LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively), except that Squar Milner LLP assisted in the preparation of the Company’s income tax provision in connection with the Company preparing its financial statements for Fiscal 2014.
We are not required to seek shareholder ratification of the selection of Squar Milner LLP as our independent registered public accounting firm with respect to our U.S. financial statements. However, we are submitting the selection of Squar Milner LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders do not ratify the selection, our Board and the Audit Committee will reconsider whether or not to retain Squar Milner LLP. Even if the selection is ratified, our Board and the Audit Committee, in their discretion, may change the appointment at any time during the year if they determine that such a change would be in the best interests of Presbia and our shareholders.
Because we are asking our shareholders to ratify the selection of Squar Milner LLP as our independent registered public accounting firm with respect to our U.S. financial statements, we believe it is advisable to give shareholders an opportunity to authorize the Audit Committee of our Board to set such auditor’s remuneration.

Principal Accountant Fees and Services
The following table presents fees for professional services provided by Deloitte & Touche LLP for the years ended December 31, 2016 and 2015, and Squar Milner LLP for the years ended December 31, 2016 and 2015 (amounts in thousands):
	Year Ended December 31,
Deloitte & Touche LLP	2016	2015
Audit fees	$76	$48
Audit-related fees	—	—
Tax fees	33	247
Total	$109	$295

	Year Ended December 31,
Squar Milner LLP	2016	2015
Audit fees	$113	$100
Audit-related fees	29	—
Tax fees	—	40
Total	$142	$140

Audit fees.   Audit fees consist of the aggregate fees billed for professional services rendered for (i) the audit of our annual financial statements and (ii) accounting consultations.
Audit-Related Fees.    Audit related fees consist of fees billed for professional services rendered for the filing of our Registration Statement on Form S-3 related to our shelf registration and Form S-1 related to our rights offering.
Tax Fees.   Tax fees consisted of professional services rendered for tax compliance, tax advice and tax planning. The services for the fees disclosed under this category include tax return preparation and technical tax advice.
Consistent with SEC policies regarding auditor independence and the Audit Committee’s charter, the Audit Committee has responsibility for engaging, setting compensation for and reviewing the performance of the independent registered public accounting firm.
Pre-approval Policies and Procedures
Under the Sarbanes-Oxley Act of 2002, as amended, the audit committee of our Board is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, the audit committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence. To implement these provisions of the Sarbanes-Oxley Act of 2002, as amended, the Securities and Exchange Commission has issued rules specifying the types of services that an independent registered public accounting firm may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent registered public accounting firm. Hence, the audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.
For the years ended December 31, 2016 and 2015, the Audit Committee was responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of other fees as described above is compatible with maintaining Squar Milner’s independence and has determined that such services for fiscal years ending in December 31, 2016 and 2015 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.
The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board of Directors that the audit financial statements be included in our annual report on Form 10-K.
Attendance at Annual Meeting
One or more representatives of Squar Milner LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.
The text of the resolution in respect of Proposal 2 is as follows:
“IT IS RESOLVED, to ratify, on a non-binding advisory basis, the appointment of Squar Milner LLP as the independent registered public accounting firm of Presbia PLC with respect to Presbia’s U.S. financial statements and to authorize, in a binding vote, the Audit Committee of the Board to set such auditor’s remuneration.”
Our Board unanimously recommends a vote “FOR” Proposal 2.

Proposal 3 — Non-Binding Ratification of Independent STATUTORY
Auditor WITH RESPECT TO irish FINANCIAL STATEMENTS and Binding Vote to Authorize the Audit Committee to Set the Remuneration of SUCH Independent STATUTORY Auditor
(Ordinary Resolution)
The Audit Committee of our Board has selected Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements for the fiscal year ending December 31, 2017. We are submitting this selection for ratification by our shareholders at the Annual Meeting.
During the Annual Meeting, management will present our Irish Statutory Accounts for the fiscal year ended December 31, 2016 and the reports of Moore Stephens LLP, our independent auditor under Irish law for the year ended December 31, 2016, thereon. One or more representatives of Moore Stephens LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the meeting.
We are not required to seek shareholder ratification of the selection of Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements. However, we are submitting the selection of Moore Stephens LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders do not ratify the selection, our Board and the Audit Committee will reconsider whether or not to retain Moore Stephens LLP. Even if the selection is ratified, our Board and the Audit Committee, in their discretion, may change the appointment at any time during the year if they determine that such a change would be in the best interests of Presbia and our shareholders.
Because we are asking our shareholders to ratify the selection of Moore Stephens LLP as our independent statutory auditor with respect to our Irish financial statements, we believe it is advisable to give shareholders an opportunity to authorize the Audit Committee of our Board to set such independent auditor’s remuneration. For Irish incorporated public companies, it is standard practice that the shareholders approve the level of auditor remuneration.
The text of the resolution in respect of Proposal 3 is as follows:
“IT IS RESOLVED, to ratify, on a non-binding advisory basis, the appointment of Moore Stephens LLP as the independent statutory auditor of Presbia PLC with respect to Presbia’s Irish financial statements and to authorize, in a binding vote, the Audit Committee of the Board to set such auditor’s remuneration.”
Our Board unanimously recommends a vote “FOR” Proposal 3.

PROPOSAL 4 — APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
(a) presbia plc’s memorandum of association and
(b) presbia plc’s articles of association
(SPECIAL RESOLUTIONS)
The Companies Act 2014 (the “Act”) took effect in Ireland on June 1, 2015. The Act consolidates and amends Irish Companies law, and in so doing adopts a new approach and new terminology in regard to the memorandum of association and articles of association of all Irish companies.
We are proposing to amend and restate our Memorandum of Association and our Articles of Association to ensure that they remain consistent with the Act and our current Memorandum of Association and Articles of Association. We believe that none of the proposed amendments to our Memorandum of Association or our Articles of Association will materially diminish the rights of our shareholders.
Under Irish law, any amendment to a public company’s memorandum of association must be voted on separately from any amendment to its articles of association. Accordingly, Proposal No. 4A sets out the proposed amendments to our Memorandum of Association and Proposal No. 4B sets out the proposed amendments to our Articles of Association, and we are asking shareholders to vote separately on Proposal No. 4A and Proposal No. 4B.
Under Irish law, Proposal No. 4A and Proposal No. 4B are both special resolutions that require the affirmative vote of 75% of the votes cast in person or by proxy at the Annual Meeting in order to be approved.
Proposal No. 4A — Amendment and Restatement of our Memorandum of Association
We propose to amend and restate our Memorandum of Association to make some administrative updates to correctly refer to sections of the Act. Attached as Appendix A — Part I to this Proxy Statement is the Memorandum of Association as proposed to be amended, with the proposed amendments indicated.
Irish law requires that the proposed amendments to our Memorandum of Association be specifically described in the text of the resolution be presented to shareholders for approval.
The description of the following proposed amendments is only a summary and is qualified in its entirety by reference of the complete text of the proposed amendments, which is attached to this Proxy Statement as Appendix A — Part I to this Proxy Statement. We urge you to read Appendix A — Part I in its entirety before casting your vote.
Proposal No. 4A is subject to Proposal No. 4B being adopted. Therefore, unless shareholders approve Proposal No. 4B, Proposal No. 4A will fail.
The text of the resolution in respect of Proposal 4A is as follows:
“IT IS RESOLVED as a special resolution, that the Memorandum of Association of Presbia PLC, subject to and conditional upon Proposal 4B set out in the Proxy Statement issued by the Company for this meeting (the “Proxy Statement”) being passed, be and hereby is amended and restated as follows, as set forth in Appendix A — Part I to this Proxy Statement:
(a)
deletion of the existing Clause 2 of the Memorandum of Association and the substitution therefore of the following new clause 2:

“The Company is a public limited company, deemed to be a PLC to which Part 17 of the Companies Act 2014 applies”
(b)
clause 3.14 of the Memorandum of Association be and is hereby amended by the deletion of the words “as defined by section 155 of the Companies Act 1963” and the insertion in their place of the following:

“as defined by the Companies Act 2014”

Our Board unanimously recommends a vote “FOR” Proposal 4A.
Proposal No. 4B — Amendment and Restatement of our Articles of Association
We propose to amend and restate our Articles of Association to correctly refer to sections and terminology of the Act and conform to sections of the Act.
Attached as Appendix A — Part II to this Proxy Statement is the Company’s Articles of Association as proposed to be amended, with the proposed amendments indicated.
Irish law does not require that the proposed amendments to our Articles of Association be specifically described in the text of the resolution presented to shareholders for approval. Instead, those proposed amendments are shown in Appendix A — Part II to this Proxy Statement.
The description of the following proposed amendments is only a summary and is qualified in its entirety by reference of the complete text of the proposed amendments, which is attached to this Proxy Statement as Appendix A — Part II to this Proxy Statement. We urge you to read Appendix A — Part II in its entirety before casting your vote.
As outlined above, on June 1, 2015, the Act took effect in Ireland. Although the changes to Irish company law will not impact our day-to-day operations, in addition to the proposed amendments described above to our memorandum of Association, we are proposing to make some administrative updates to our Articles of Association to reflect the Act. None of the updates to our Articles of Association proposed to be made in connection with the Act will materially change the rights of our shareholders.
As an example, the Act will automatically apply certain sections of the Act to the Company unless we explicitly opt-out. Given many of these sections either address matters that are already covered by our Articles of Association or are not applicable to is, we are proposing to amend our Articles of Association to explicitly opt-out of certain provisions, as permitted by the Act. For example, the Act includes a provision regarding the appointment of directors, which is already covered by existing provisions in our Articles of Association and we therefore recommend opting out of that provision.
Attached as Appendix B to this Proxy Statement is a Table that set out a summary of the optional provisions from which we propose to opt out (Part I of Appendix B) and the optional provisions which we proposed would not be disapplied (Part II of Appendix B), as well as certain other administrative amendments that we propose to make to our Articles of Association to address the adoption of the Act (Part III of Appendix B).
Proposal No. 4B is subject to Proposal No. 4A being adopted. Therefore, when shareholders approve Proposal No. 4A, Proposal No. 4B will fail.
The text of the resolution in respect of Proposal 4B is as follows:
“IT IS RESOLVED as a special resolution, that subject to and condition upon Proposal 4A as set out in the proxy statement issued by the Company for the meeting (the “Proxy Statement” ) being passed, the Articles of Association of Presbia PLC be and hereby are amended and restated as set forth in Appendix A  — Part II to this Proxy Statement.”
Our Board unanimously recommends a vote “FOR” Proposal 4B.

Directors, Executive Officers and Corporate Governance
The following table sets forth information regarding our executive officers and directors as of June 13, 2017. Each of the directors is serving a term set to expire at the Annual Meeting. Each of the directors has been nominated by our Board for election at the Annual Meeting.
NAME	AGE	POSITION(S)
Ralph “Randy” Thurman(1)(3)(4)	68	Executive Chairman of the Board
Todd Cooper(1)	52	Chief Executive Officer, President and Director
Zohar Loshitzer	60	Director
Vladimir Feingold	68	Director
Jarett Fenton	40	Chief Financial Officer and Secretary
Gerald Farrell(2)	57	Director
Gerd U. Auffarth(2)(3)(4)	52	Director
Richard Ressler(3)(4)	59	Director
Robert J. Cresci(2)(3)(4)	73	Director

(1)
Member of our executive committee.

(2)
Member of our audit committee.

(3)
Member of our nominating and corporate governance committee.

(4)
Member of our compensation committee.

Ralph “Randy” Thurman has served as a director of Presbia PLC since February 2014. He was previously a director of Presbia Holdings from October 2013 until its liquidation in 2015. From October 2014 through January 2015, Mr. Thurman served as the Chief Executive Officer of Presbia PLC. He commenced serving as the Executive Chairman of Presbia PLC in January 2015. Mr. Thurman has served as a consulting advisor in private equity since 2008. Mr. Thurman currently serves as Senior Advisor to BC Partners, a private equity firm. Mr. Thurman served as an Operating Executive and Partner at AEA Investments LP (“AEA Investments”), a private equity firm, from October 2012 through March 2014, and during that period, was the Executive Chairman of Cogent HMG, a portfolio company of AEA Investments engaged in healthcare technology. Before joining AEA Investments, Mr. Thurman was a Senior Advisor at New Mountain Capital, LLC, a private and public equity investment firm, since May 2008. From July 2008 to October 2011, Mr. Thurman served as a director of CardioNet, Inc., a publicly-traded global medical technology company focused on diagnosing and monitoring cardiac arrhythmias, where he also served as Executive Chairman from July 2008 to January 2009, as President and Chief Executive Officer from February 2009 to June 2010, and as Chairman from June 2009 until his resignation from the board of directors in October 2011. From 2001 to 2007, he was a Founder, Chairman and Chief Executive Officer of VIASYS Healthcare Inc., a privately-held healthcare technology company. Mr. Thurman served as a director of Enzon, Inc., a biotechnology company, from 1993 to 2001 and served as Chairman from 1996 to 2001. From 1997 to 2001, Mr. Thurman served as Chairman and Chief Executive Officer of Strategic Reserves LLC, a privately-held company providing funding and strategic direction to healthcare technology companies. Prior to that, he served as Chairman and Chief Executive Officer of Corning Life Sciences, Inc., a manufacturer of laboratory products for life sciences research (1993 to 1997), and previously was President of Rhone-Poulenc Rorer Pharmaceuticals, Inc., a global pharmaceutical company (1984 to 1993). Mr. Thurman currently serves on the board of directors of Allscripts Healthcare Solutions, Inc. From November 2013 to February 2014, Mr. Thurman served as a director of Orthofix International N.V. and was Vice Chairman of Arno Therapeutics from June 2013 to February 2015. Mr. Thurman received a B.S. in economics from Virginia Polytechnic Institute and an M.A. in management from Webster University and is a graduate of the U.S. Air Force Air Command and Staff College.
Mr. Thurman has been chosen to serve on our Board due to his experience and expertise as an investor in medical device and healthcare companies.

Todd Cooper has served as the President and Chief Executive Officer of Presbia PLC and as a director of Presbia PLC since January 2015. From July 2011 to November 2014, Mr. Cooper served as the Chief Executive Officer of NVISION, which operates a network of ophthalmological surgical centers. From October 2008 to June 2010, Mr. Cooper served as the Vice President of Marketing and the General Manager of Henry Schein Medical, a division of Henry Schein, Inc., a global provider of health care products and services to office-based practitioners. Prior to that, Mr. Cooper served as: the Senior Vice President, Global Sales and Marketing of Discus, a global manufacturer of dental products (2003 to 2008); a Senior Vice President of IMG Holdings, a boutique management consulting firm (1997 – 2003); the Director of Marketing at The Franklin Mint, a consumer products company (1995 to 1997); and the Senior Marketing Manager at Canadian Tire Corporation, Limited, a retailer which sells a wide range of automotive, sports, leisure, and home products (1993 to 1995). Mr Cooper has served on the board of Ortho Accel, a privately held medical device company since September 2010. Mr. Cooper received a B.A. from the University of Alberta in 1994.
Mr. Cooper has been chosen to serve on our Board due to his extensive management experience in ophthalmological and other medical device companies and his prior chief executive officer experience.
Zohar Loshitzer has served as a director of Presbia PLC since February 2014. He served as a director of Presbia Holdings from May 2007 until its liquidation in 2015. He served as the Chief Executive Officer of Presbia PLC from February 2014 to October 2014, served as the President of Presbia PLC from February 2014 to January 2015, served as Chief Business Development Officer from January 2015 to September 2015. Since January 2005, Mr. Loshitzer has served as a principal at Orchard Capital, where he supports the portfolio companies of Orchard Capital by designing operational efficiencies and cost reductions, and he has served since August 2000 as the President and Chief Executive Officer of Universal Telecom Services, Inc., a provider of telecommunications services and solutions to emerging markets. He has served as Executive Vice President of Corporate Strategy of j2 Global since June 2001 and from July 1997 through June 2001 he served as the Chief Information Officer at j2 Global. Mr. Loshitzer is the founder and President of Deshe, Inc., a business consulting firm, from August 2013 to current. Mr. Loshitzer was the founder and President of MTP Consulting, Inc., a business consulting firm, from January 2011 to August 2013, and he was the founder and President of Imali, Inc., another business consulting firm, from January 2007 to December 2010. Since 1995, he has been a Managing Director at Orchard Telecom, a provider of telecommunications products. He previously served as a Director and consultant to MAI Systems Corporation (AMEX:NOW), a provider of information technology solutions, and as a Founder and General Manager and Managing Director at Life Alert Emergency Response, Inc., a provider of security services for the elderly, which Mr. Loshitzer co-founded. He was a director of the publicly-traded OCATA Therapeutics (formerly Advanced Cell Technology Inc.) from December 2011 to February 2016, when the company was sold to a Japanese private company. He was also a director of publicly-traded Environmental Solutions Worldwide, Inc. from January 2011 to December 2015. He graduated from Tel Aviv University with a degree in Electronics Engineering.
Mr. Loshitzer has been chosen to serve on our Board as a result of his finance and business management knowledge and experience and his investment experience in start-ups and early stage financings.
Vladimir Feingold has served as a director of Presbia PLC since January 2015. Mr. Feingold served as the Chief Technology Officer of Presbia PLC from February 2014 until January 2017 and an Executive Vice President of Presbia PLC from June 2014 to January 2017, and he commenced serving as a consultant to Presbia PLC in January 2017. He served as a Chief Technology Officer and director of Presbia Holdings from September 2009 until its liquidation in 2015. He has more than 35 years’ experience as an executive in the medical technology field and in research and development. Beginning in September 2001, he was the Chief Executive Officer of Visitome, Inc. and Biovision AG until Biovision AG was liquidated in bankruptcy in Switzerland in 2008 and the operations of Visitome were merged into Presbia in 2009. Previously, Mr. Feingold served as President and Chairman of Staar Surgical AG, Switzerland (1994 –  1999) and held positions of increasing responsibility with its parent, Staar Surgical Co., a U.S. public company (1991 – 1999). From 1995 to 2000, Mr. Feingold was also a director of Canon-Staar, Japan, and from 1984 to 2001, Mr. Feingold was managing director and chairman of the board of Bionica Pty Ltd., Australia, a company which produced and distributed an ambulatory medication delivery system, and marketed ophthalmic products. From 1975 to 1984, Mr. Feingold held various research, engineering and manufacturing executive positions at Telectronics Pty. Ltd., Australia. At that time, Telectronics manufactured miniature advance cardiac pacemakers. Mr. Feingold received his B.E. (Mechanical) and B.Sc. (Computer Science and Mathematics) from the University of Sydney, Australia.
Mr. Feingold has been chosen to serve on our Board as a result of his scientific background, his familiarity with presbyopia and his understanding of our industry.
Jarett Fenton has served as our Chief Financial Officer, Secretary and Treasurer since June 2016. Prior to joining us, Mr. Fenton served as Vice President of Finance and Senior Controller of Alphaeon, Inc., a privately held healthcare technology company, from December 2013 to June 2016. From January 2011 to December 2013, Mr. Fenton served as a partner at Orchid Capital Partners, providing SEC and capital markets consulting services to several client companies. During that time, from April 2012 to December 2012, Mr. Fenton also served as Chief Financial Officer of Ciralight Global, Inc., a publicly held company manufacturing daylighting systems for OEM partners including Firestone and Eaton. From February 2007 until December 2010, Mr. Fenton served as Chief Financial Officer of Enova Systems, Inc., a publicly-held company that manufactured proprietary vehicle drive systems for clean vehicle applications. He previously served from March 2003 through February 2007 as the Chief Executive of the Clarity Group, a company he founded to provide SEC reporting and corporate compliance consulting services. Through Clarity Group, Mr. Fenton provided consulting services to Enova Systems, from 2006 until he was appointed as Chief Financial Officer of Enova in February 2007. From September 1998 to March of 2003, Mr. Fenton worked as a Senior Associate in the Middle Market practice of PricewaterhouseCoopers in the Orange County, CA office where he facilitated audit engagements, worked on SEC reporting issues, controls assessments, client reporting, financial guidance interpretation and staff development. Mr. Fenton has a B.A. in Business Economics with an emphasis in Accounting from the University of California at Santa Barbara and is a Certified Public Accountant in the State of California.
Dr. Gerald Farrell has served as a director of Presbia PLC since January 2016. Dr. Farrell has been involved in the pharmaceutical industry for more than 25 years, and worked for Eli Lilly Company Limited in Ireland and the United Kingdom for the majority of his successful career. Dr. Farrell’s tenure at Eli Lilly included positions of Managing Director, leading the commercial sales and marketing in Ireland, Director Strategy, Commercial and Business in the UK accountable for long-term strategic planning and business operations as well as other positions related to compliance, production, sales, and planning. Dr. Farrell earned a Ph.D. Plant Biotechnology from University College, Cork, and a BSc Honors — Plant Science and Higher Diploma Education with Honors from University College, Galway. Dr. Farrell served as a director at the Michael Smurfit Graduate Business School and served as director with the Irish Pharmaceutical Healthcare Association. Dr. Farrell is the chairman and a director of Geneolas Ltd, a genetics research company and serves as a council member for the Dublin Chamber of Commerce. Previously, from 2003 until 2014, Dr. Farrell served as a director of Eli Lilly and Company (Ireland) Ltd.
Dr. Farrell was chosen to serve on our Board as a result of his deep experience and leadership in the pharmaceutical industry developed over the course of an over 25-year career with Eli Lilly.
Prof. Dr. Gerd U. Auffarth has served as a director of Presbia PLC since August 2015 and Dr. Auffarth has also served as the Director and Chairman of the Department of Ophthalmology at the Ruprecht-Karls-University of Heidelberg, Germany since April 2011. Since August 2006, Dr. Auffarth has been the Director of the International Vision Correction Research Centre, a research center focusing on cataract and refractive surgery, laboratory studies, and ocular pharmacology. Since June 2012 he has been the Director of The David J Apple International Laboratory for Ophthalmic Pathology, which provides analyses on ophthalmic devices. Since August 2006 he has served as the Founder and Chief Executive Officer of' Steinbeis Technology Transfer Research Company IVCRC, which carries out research with companies, including start-up companies, in the ophthalmic medical device business in cooperation with the University Eye Clinic of Heidelberg. Since March 2012, he has served as the President of the German Society for Intraocular Lens Implantation and Refractive Surgery, and he has served on the board of this society since March 1999. Since September 2012, he has served as a member of the board of the German Ophthalmological Society (DOG), and since September 2005, he has served as an emeritus member of the board of the European Society for Cataract and Refractive Surgeons (ESCRS). He received an M.D. degree from the RWTH Aachen Medical School, Aachen University of Technology, Germany, and a Professorship in Ophthalmology and Ocular Pathology of the Ruprecht-Karls-University of Heidelberg, Germany.

Dr. Auffarth was chosen to serve on our Board due to his expertise in ophthalmic matters.
Richard Ressler has served as a director of Presbia PLC since January 2015. Mr. Ressler previously served on the board of Presbia Holdings pursuant to a services agreement between our company and Orchard Capital Corporation (“Orchard Capital”). Mr. Ressler is the founder and President of Orchard Capital, a firm that provides consulting and advisory services to companies (including Presbia) in which Orchard Capital or its affiliates invest. Mr. Ressler has been Chairman of the Board of Directors of j2 Global, Inc. (“j2 Global”), a publicly-traded cloud services and digital media firm, since 1997, and served as j2 Global’s Chief Executive Officer from 1997 to 2000, serving in each of these capacities pursuant to a consulting agreement between j2 Global and Orchard Capital. Since March 2014, Mr. Ressler has been Chairman of the Board of Directors of CIM Commercial Trust Corporation, a publicly-traded real estate investment trust. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, L.P. (together with its affiliates, “CIM Group”), a real estate and infrastructure investment and management company, Orchard First Source Asset Management (together with its controlled affiliates, “OFSAM”), an investment adviser focusing on middle market debt investments, and OCV Management, LLC (“OCV”), an investment adviser focusing on investments in technology companies. CIM Investment Advisors LLC, an affiliate of CIM Group, and OFSAM and its wholly owned subsidiary, OFS Capital Management, LLC, are registered with the U.S. Securities and Exchange Commission as registered investment advisers. Mr. Ressler co-founded OCV in 2016 and, through an agreement with Orchard Capital, chairs its executive committee. OCV is registered with the United States Securities and Exchange Commission as a registered investment adviser. Mr. Ressler also serves as a board member for various private companies in which Orchard Capital or its affiliates invest. Mr. Ressler holds a B.A. from Brown University and J.D. and M.B.A. degrees from Columbia University.
Mr. Ressler has been chosen to serve on our Board as a result of his extensive experience with, and knowledge of, business management and finance.
Robert J. Cresci has served as a director of Presbia PLC since March 2015. Robert J. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. Mr. Cresci currently serves on the boards of j2 Global, Inc., Luminex Corporation, OFS Capital Corporation, Hancock Park Corporate Income and CIM Commercial Trust Corporation. Mr. Cresci previously served on a number of private and public boards of directors. By virtue of his time with Pecks Management Partners and the other business entities mentioned, Mr. Cresci brings to our board of directors his broad expertise and experience in accounting issues, and public company matters. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and holds a M.B.A. in Finance from the Columbia University Graduate School of Business.
Mr. Cresci was chosen to serve on our Board as a result of his broad experience in accounting and investment management developed during his tenure at Pecks Management Partners and his previous experience serving on the boards of other public companies.
Each of our executive officers and directors also serves as an executive officer and/or director of our Presbia USA, Inc. subsidiary. Certain of our executive officers and directors are also officers and/or directors of other subsidiaries of our company.
There are no family relationships among any of our directors, director nominees or executive officers.
Our Board
Our Board is responsible for the supervision of our overall affairs. Presbia PLC was formed in February 2014, completed a series of reorganization transactions in January 2015 and completed its initial public offering in February 2015. Presbia PLC held four board meetings in 2016. Each of the directors attended at least 75% of the aggregate of  (i) the total number of meetings of our Board of Directors (held during the period for which such directors served on the Board of Directors) and (ii) the total number of meetings of all committees of our Board of Directors on which the Director served (during the periods for which the director served on such committee or committees). Although we do not have a formal policy requiring members of the Board of Directors to attend our annual shareholders meetings, our directors are encouraged to attend our annual shareholders meetings. Each of our then current directors attended the annual general meeting of shareholders in 2016.

Board Leadership Structure and Risk Oversight
We seek to maintain an appropriate balance between management and our Board. Our Board does not have a policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board and Chief Executive Officer, as from time to time it may be in the best interests of the Company.
Our Board believes that presently it is in the best interests of our company that the positions of Chairman of the Board and Chief Executive Officer are separate. This policy allows our Chief Executive Officer to focus primarily on leading the day-to-day operations of our company while our Executive Chairman focuses on leading our Board in the performance of its duties. Our Board acknowledges that there may be circumstances in the future when it is in the best interests of the Company to combine the positions of Chairman of the Board and Chief Executive Officer.
Our Board is obligated to conduct periodic executive sessions of the directors without those directors who are also executive officers of the Company. These directors shall designate one of their number to preside at each session, although it need not be the same director at each session.
Management regularly reports on any potential material risks to our company at our periodic Board meetings. Our Chief Executive Officer and Chief Financial Officer provide these routine reports. Management reports regularly to the full Board, which also considers our company’s risk factors. Although the Board oversees our company’s risk management, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.
Board Composition and Committees
We are currently managed by an eight member Board of Directors. Each of Dr. Auffarth, Mr. Cresci and Dr. Farrell is deemed “independent” as that term is defined in the applicable NASDAQ listing standards. Richard Ressler and his affiliates control a majority of our issued and outstanding ordinary shares. As a result, we are a “controlled company” within the meaning of NASDAQ listing rules, and thus, we are exempt from the following NASDAQ requirements:
•
the requirement that a majority of our Board consist of independent directors;

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the requirement that director nominees be selected, or recommended for the Board’s selection, either by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate, or by a nominating committee comprised solely of independent directors; and

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the requirement that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purposes and responsibilities.

We rely on these exemptions. As a result, we do not have a majority of independent directors and we do not have a compensation committee or nominating and corporate governance committee consisting entirely of independent directors. Accordingly, our investors do not have the same protections afforded to shareholders of companies that are subject to all of NASDAQ’s corporate governance requirements.
Executive Committee.   The executive committee of our Board shall consist of two directors, which directors shall be Mr. Cooper and Mr. Thurman, provided that Mr. Cooper and Mr. Thurman shall have the right to designate another member of our Board to serve on the executive committee for any meeting for which either of Mr. Cooper or Mr. Thurman is unavailable. The chairman of the executive committee shall be the individual appointed by the committee members as the chairman at the commencement of each meeting of the committee. The executive committee is authorized to exercise all functions of our Board in the intervals between meetings of our Board to the extent permitted by law. The executive committee met once in 2016.

Audit Committee.   The audit committee of our Board consists of Drs. Farrell and Auffarth and Mr. Cresci, and Mr. Cresci serves as the chairman of this committee. The audit committee assists our Board in its oversight responsibilities relating to the integrity of our financial statements, the qualifications, independence, compensation and performance of our independent auditors, our systems of internal accounting and financial controls, the performance of our internal audit function, the compliance of our company with legal and regulatory requirements and compliance with our company’s Code of Business Conduct and Ethics.
Our audit committee members must satisfy both NASDAQ and SEC independence criteria. Under the NASDAQ listing rules, a director will only qualify as an “independent director” if  (i) the director is not disqualified under certain objective tests established by the NASDAQ listing rules and (ii) in the opinion of the issuer’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent for purposes of the SEC’s rules, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our Board has determined that all members of the audit committee meet both the SEC and the NASDAQ definitions of an independent director with respect to their service on our audit committee. In making this determination, our Board considered the relationships that Drs. Farrell and Auffarth and Mr. Cresci have with our company and all other facts and circumstances our Board deemed relevant in determining their independence. Our Board has determined that Mr. Cresci qualifies as an “audit committee financial expert” under SEC rules and regulations. The audit committee met four times during 2016.
Compensation Committee.   The compensation committee of our Board consists of Dr. Auffarth and Messrs. Ressler, Cresci and Thurman, and Mr. Thurman serves as the chairman of this committee. The primary purpose of the compensation committee of our Board is to (i) facilitate our Board’s discharge of its responsibilities relating to the evaluation and compensation of our executives, (ii) oversee the administration of our compensation plans, including the Presbia Incentive Plan, (iii) review and determine Board member compensation and (iv) prepare any report on executive compensation required by the rules and regulations of the SEC and the listing rules of NASDAQ. The compensation committee met once in 2016.
Nominating and Corporate Governance Committee.   The nominating and corporate governance committee of our Board consists of Dr. Auffarth and Messrs. Thurman, Cresci and Ressler, and Mr. Thurman serves as the chairman of this committee. The primary purpose of our nominating and corporate governance committee is to (i) review the qualifications of, and recommend to our Board, proposed nominees for election to our Board, consistent with criteria approved by our Board, (ii) select, or recommend that our Board select, the director nominees for the next annual meeting of shareholders, (iii) develop, evaluate and recommend to our Board corporate governance practices applicable to our company and (iv) lead our Board in its annual review of the Board and management. The nominating and corporate governance committee met once in 2016.
Our Board has adopted written charters under which the audit committee, compensation committee and nominating and corporate governance committee operate. A copy of each of these charters, which satisfy the applicable standards and rules of the SEC and NASDAQ, is available on our website (http://www.presbia.com).
Board Diversity
Our nominating and corporate governance committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:
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diversity of personal and professional background, perspective and experience;

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personal and professional integrity, ethics and values;

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experience in corporate management, operations or finance, such as serving as an officer or former officer of a publicly-traded company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment;

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experience relevant to our industry and with relevant social policy concerns;

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experience as a board member or executive officer of another publicly-traded company;

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relevant academic expertise or other proficiency in an area of our operations;

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practical and mature business judgment, including ability to make independent analytical inquiries;

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promotion of a diversity of business or career experience relevant to the success of our company; and

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any other relevant qualifications, attributes or skills.

Our Board intends to evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires persons who own more than ten percent of a registered class of our equity securities and our directors and executive officers to file with the SEC initial reports of ownership and reports in changes in ownership of any Presbia PLC equity securities. To our knowledge, based solely on a review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2016, all reports required to be filed under Section 16(a) were filed on a timely basis.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers and Board members, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website (http://www.presbia.com). We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the compensation committee or board of directors of any other entity that has an executive officer serving or expected to serve as a member of our Board or compensation committee.

Communications with Our Board
Shareholders and other interested parties wishing to contact our Board, any director, any of the committee chairs or the independent directors as a group, may write to c/o Corporate Secretary, Presbia PLC, 120/121 Baggot Street Lower, Dublin 2, Ireland or send an e-mail to board@presbia.com.
All communications will be received and processed by our Secretary. Unless indicated otherwise, communications about accounting, internal control and audits will be referred to our Audit Committee. Communications addressed to directors may, at the direction of the directors, be shared with Presbia’s management.
All communications required by law or regulation to be relayed to our Board will be relayed immediately after receipt. Any communications received by management from shareholders or other interested parties which have not also been sent directly to our Board will be processed as follows: (1) if the party specifically requests that the communication be sent to our Board, the communication will then be promptly relayed to our Board; and (2) if the party does not request that the communication be sent to our Board, then management will promptly relay to our Board all communications that management, using its judgment, determines should be relayed to our Board.
Employees may also report misconduct, raise issues or simply ask questions, including with respect to any questionable accounting, internal control or auditing matters concerning the Company, without fear of dismissal or retaliation of any kind. Reports may be made confidentially and/or anonymously through our whistleblower hotline, 866-899-1921, by sending an e-mail to lens@openboard.info, or by completing and submitting a web form available through our website (www.presbia.com).

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows the compensation awarded to or earned by our principal executive officer, and all individuals who served as principal executive officer at any time during the fiscal year ended December 31, 2016, our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2016 and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer as of December 31, 2016. The persons listed in the following table are referred to herein as the “named executive officers.”
SUMMARY COMPENSATION TABLE
NAME AND PRINCIPLE POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	NON-QUALIFIED DEFERRED COMPENSATION EARNINGS ($)	TOTAL ($)
Todd Cooper Chief Executive Officer and President	2016(1)	412,917	40,000	—	—(2)	—	—	—	452,917
	2015	390,342	—	—	3,294,000	—	—	—	3,684,342
Ralph Thurman Chief Executive Officer (October 2014 – Jan 2015)	2016	130,000	—	39,998	—(3)	—	—	—	169,998
	2015	124,617	—	—	1,612,750	—	—	—	1,737,367
Vladimir Feingold Chief Technology Officer	2016	323,678	15,450	—	—(4)	—	—	—	339,128
	2015	306,000	29,975	—	732,000	—	—	—	1,067,975
Jarett Fenton Chief Financial Officer	2016(5)	122,741	—	—	—	—	—	—	122,741
Richard Fogarty Chief Accounting Officer (2013 – June 2016)	2016	110,582	10,370	—	—(6)	—	—	—	120,952
	2015	204,933	4,926	—	63,450	—	—	—	273,309

(1)
In January 2015, Mr. Cooper joined Presbia PLC as its Chief Executive Officer and President.

(2)
Mr. Cooper was awarded options to purchase 450,000 ordinary shares of Presbia PLC in January 2015. The amount reported represents the aggregate grant date fair value calculated in accordance with FASB ASC 718. In April 28, 2016, Mr. Cooper was awarded 75,000 restricted stock units. Information concerning the assumptions used to calculate these amounts is set forth in note 10 of audited consolidated financial statements presented elsewhere in this Annual Report on Form 10-K.

(3)
Mr. Thurman was awarded 8,247 restricted shares of Presbia PLC in August 2016, and options to purchase 250,000 ordinary shares of Presbia PLC in January 2015. The amount reported represents the aggregate grant date fair value calculated in accordance with FASB ASC 718. Information concerning the assumptions used to calculate these amounts is set forth in note 10 of audited consolidated financial statements presented elsewhere in this Annual Report on Form 10-K.

(4)
Mr. Feingold was awarded options to purchase 100,000 ordinary shares of Presbia PLC in January 2015. The amount reported represents the aggregate grant date fair value calculated in accordance with FASB ASC 718. Information concerning the assumptions used to calculate these amounts is set forth in note 10 of audited consolidated financial statements presented elsewhere in this Annual Report on Form 10-K. On April 28, 2016, Mr. Feingold was awarded 60,000 restricted stock units.

(5)
Mr. Fenton joined the Company as our Chief Financial Officer effective June 16, 2016. On August 5, 2016, Mr. Fenton was awarded 100,000 restricted stock units.

(6)
Mr. Fogarty was awarded options to purchase 10,000 ordinary shares of Presbia PLC in March 2015. The amount reported represents the aggregate grant date fair value calculated in accordance with FASB ASC 718. Information concerning the assumptions used to calculate these amounts is set forth in note 10 of audited consolidated financial statements presented elsewhere in this Annual Report on Form 10-K. Mr. Fogarty resigned from the Company effective June 16, 2016.

Cash Bonus Program
Our Board has established for 2015, and expects to continue in subsequent years, a cash bonus program for our employees. Pursuant to this program, employees will be eligible to receive an annual cash target bonus based on a specified percentage of the employee’s salary, which bonus will be earned upon the achievement of certain specified individual and corporate milestones.
Equity Awards
Presbia PLC
In connection with our initial public offering, in January and March 2015, we granted options to our named executive officers as follows:
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to Ralph Thurman, options to purchase 250,000 ordinary shares;

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to Zohar Loshitzer, options to purchase 100,000 ordinary shares;

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to Vladimir Feingold, options to purchase 100,000 ordinary shares;

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to Todd Cooper, options to purchase 450,000 ordinary shares; and

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to Richard Fogarty, in March 2015, options to purchase 10,000 ordinary shares.

All such options were granted pursuant to the Presbia Incentive Plan at an exercise price of  $10.00 per share, with the exception of Mr. Fogarty’s options, that were issued at $8.63 per share, and expire ten years from the grant date. With the exception of Mr. Thurman’s options, such options vest in five equal annual installments commencing one year after the grant date. Mr. Thurman’s options vested with respect to one third of the underlying ordinary shares on the grant date and will vest with respect to one third of the underlying ordinary shares on each of the next two anniversaries of that date. None of such options is exercisable while the recipient is an employee, officer or director of our company, unless our Board, in its sole discretion, waives such restriction after determining that such exercise shall not trigger a Rule 9 mandatory takeover under the Irish Takeover Rules by the recipient or any other officer, employee, director or shareholder of our company.
In 2016, we approved granted restricted stock units, or RSUs, to our named executive officers as follows:
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to Vladimir Feingold, in April 2016, 60,000 RSUs;

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to Todd Cooper, in April 2016, 75,000 RSUs; and

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to Jarett Fenton, in August 2016, 100,000 RSUs.

The Company intends to settle the vested RSUs in ordinary shares. The RSUs will vest in increments of 20% if certain specified stock price thresholds are achieved and maintained for twenty consecutive trading days; provided, however, that in no event shall such ordinary shares vest on a date prior to first annual anniversary of the date of grant or after the recipient’s termination of employment or service with the Company. The RSUs have a seven year term and will vest in full upon a change of control, as defined in the RSU agreement. If dividends are distributed to shareholders, a number of dividend equivalent units will be credited to outstanding RSUs equal to the dollar amount of dividends that would have been paid with respect to the RSUs as of the dividend record date had they been ordinary shares, divided by the closing price of an ordinary share on that date. Dividend equivalent units vest at the same times as the RSUs to which they relate vest.

We expect from time to time to make equity grants under the Presbia Incentive Plan to our employees to align the interests of our employees with our company.
Outstanding Equity Awards at Fiscal-End
The following table sets forth information regarding holdings by our named executive officers, as of December 31, 2016, of unexercised stock options granted by Presbia PLC and outstanding restricted stock awards granted by Presbia PLC.
	OPTIONS AWARDS(1)				STOCK AWARDS
NAME	NUMBER OF ORDINARY SHARES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF ORDINARY SHARES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OF UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Todd Cooper	180,000	270,000(2)	$10.00	1/28/25	75,000	222,000(5)	75,000	222,000
Ralph Thurman	250,000(3)	—(3)	$10.00	1/28/25	—	—	—	—
Vladimir Feingold	40,000	60,000(2)	$10.00	1/28/25	60,000	177,000(5)	60,000	177,000
Jarett Fenton	—	—	—	—	100,000	394,000(5)	100,000	394,000
Rick Fogarty	—	—(4)	—	—	—	—	—	—

(1)
There were no option exercises by any of our executive officers during the year ended December 31, 2016.

(2)
Such shares will vest in five equal annual installments commencing on January 28, 2016.

(3)
One-third of total awarded options in the aggregate of 250,000 vested on the date of grant and the remaining two-thirds vested in two annual equal installments commencing on January.

(4)
Mr. Fogarty’s vested options expired on September 15, 2016, 90 days after his resignation.

(5)
Restricted stock units issued in the year December 31, 2016. Fair value of restricted stock units is determined using a Monte Carlo Simulation (see note 10 for additional details).

Presbia Holdings
During May 2015, the board of Presbia Holdings announced that all holders of outstanding stock options to acquire the ordinary shares of Presbia Holdings would have the option to exercise fully all such stock options by June 15, 2015 or, on that date, the option awards would automatically expire. Also, as of the same date, all holders of unvested restricted stock awards would acquire title to those shares. The action of the board was in contemplation of the liquidation of Presbia Holdings and the distribution of the 9,666,667 ordinary shares of Presbia PLC to its ordinary shareholders following the exercising and expiration of all equity awards as of June 15, 2015. On August 3, 2015, 1,600,965 ordinary shares of the 9,666,667 shares of Presbia PLC held by Presbia Holdings were distributed to the named executive officers of Presbia PLC as follows:
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to Vladimir Feingold, 1,308,532 ordinary shares of Presbia PLC

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to Zohar Loshitzer, 284,147 ordinary shares of Presbia PLC

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to Ralph Thurman, 8,286 ordinary shares of Presbia PLC

Retirement Benefits
We do not maintain, and during 2016 and 2015 did not maintain, any tax-qualified or non-qualified plans that provide for the payment of retirement benefits or benefits paid primarily following retirement to any of our named executive officers.
Agreements with Named Executive Officers
Each of our named executive officers is an employee at will. Other than as described below, we are not party to employment agreements with any of our named executive officers.
We entered into a letter agreement, which includes a severance arrangement, with Mr. Cooper, our President and Chief Executive Officer, who will be a named executive officer for the year ending December 31, 2015. The agreement provides that Mr. Cooper’s annual base salary shall be $400,000, with a target annual bonus of 50% of base pay based on agreed to objectives of our Board. Also, pursuant to this letter agreement, in connection with our initial public offering, we issued to Mr. Cooper an option to purchase 450,000 of our ordinary shares at an exercise price of  $10.00 per share. In addition, if Mr. Cooper is terminated without cause or if he resigns because his base salary is unilaterally reduced or his title is diminished, he will be entitled to six months’ base pay, six months of reimbursement of certain medical benefits and vesting of stock options that would otherwise vest during that six-month period.
In connection with Mr. Feingold’s resignation in January 2017, we entered into a Separation and General Release Agreement and a Consulting Agreement with Mr. Feingold. The Separation and General Release Agreement provides for, among other things, (i) the payment of his 2016 annual bonus in the range of $20,472 to $40,944 depending on the Board’s determination of the achievement of certain 2016 personal development and corporate goals, (ii) January 13, 2017 as the last date of employment, (iii) general release by Mr. Feingold and (iv) a consulting agreement.
Pursuant to the terms of Mr. Fenton’s offer letter he is eligible to receive an annual base salary of  $225,000, with a target annual bonus of 25% of base salary.
Presbia Incentive Plan
In January 2015, prior to the consummation of our initial public offering, we adopted a stock plan, which we refer to as the Presbia Incentive Plan. Unless sooner terminated by the Board, the Presbia Incentive Plan will expire 10 years after its adoption. On June 15, 2016, our Board of Directors approved an amendment (the “Plan Amendment”) to the Presbia Incentive Plan (as amended by the Plan Amendment, the “Amended Plan”), subject to shareholder approval at the Annual Meeting, which, among other things, increases the number of shares reserved for issuance under the Amended Plan by 400,000 ordinary shares and sets forth certain limits on the number of shares underlying options and stock appreciation rights, or SARs, granted to an individual in a given fiscal year so that options and SARs granted under the Plan may qualify as exempt performance-based compensation under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (“Section 162(m)”), which otherwise generally disallows the corporate tax deduction for compensation paid in excess of  $1 million annually to each of the chief executive officer and the other named executive officers of publicly-held companies. On August 4, 2016, the shareholders approved the Plan Amendment.
The Presbia Incentive Plan permits us to grant awards of stock options, restricted shares, stock appreciation rights, restricted stock units, performance shares, performance share units, dividend equivalent rights in respect of awards and other share-based and cash-based awards, including annual and long-term cash incentive awards. Awards under the Presbia Incentive Plan may be granted to employees, directors, consultants and other persons who perform services for our company or a subsidiary of our Company.
A total of 2,200,000 of our ordinary shares are authorized for issuance under the Presbia Incentive Plan. For purposes of calculating the number of shares available under the Presbia Incentive Plan, shares covered by forfeited, terminated, or cancelled awards are available for future awards under the Presbia Incentive Plan, as are shares that are surrendered or withheld from any award to satisfy tax withholding obligations or the exercise price of an award or that are tendered by an award recipient to pay the exercise price of any awards. Such shares may be authorized but unissued shares or authorized and issued shares held in our treasury or acquired by our Company for purposes of the Presbia Incentive Plan.

The Presbia Incentive Plan is administered by the Board’s compensation committee. The compensation committee has the authority to:
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determine which individuals shall be granted awards and the provisions of award agreements;

•
interpret the Presbia Incentive Plan and award agreements;

•
prescribe, amend and rescind rules and regulations, if any, relating to the Presbia Incentive Plan;

•
make all determinations necessary or advisable for the administration of the Presbia Incentive Plan; and

•
correct any defect, supply any omission and reconcile any inconsistency in the Presbia Incentive Plan or any award agreement.

Payments to our Company upon the grant, exercise or payment of an award may be made in such form as our compensation committee determines, including cash, ordinary shares, net share exercise, other securities, other awards or other property.
Options granted pursuant to the Presbia Incentive Plan will have an exercise price that is not less than 100% of the fair market value of the shares subject to the option on the date of grant and a term of not more than 10 years from the date of grant. In general, unless an award agreement specifies otherwise, options will become exercisable with respect to 20% of the shares subject thereto on each of the first five anniversaries of the date of grant. However, each option will become fully exercisable upon a “change in control” of our company (as defined in the Presbia Incentive Plan), unless the Board determines that the optionee has been offered substantially identical replacement options and a comparable position at the acquiring company. In general, upon an optionee’s termination of employment, any then exercisable options held by the optionee may be exercised for a period of three months following such termination (one year in the case of death), but in no event beyond the stated expiration date of such options; provided that all options shall immediately terminate upon termination of an optionee’s employment for cause.
Restricted shares granted pursuant to the Presbia Incentive Plan may not be sold, assigned or otherwise transferred during the restricted period determined by our compensation committee at grant. Except as otherwise determined by our compensation committee, upon a recipient’s termination of employment prior to the expiration of the applicable restricted period, all shares for which the restricted period has not lapsed shall be forfeited and reacquired by us at no cost (or for nil consideration). Our compensation committee may accelerate the vesting of all or any restricted shares at any time on such terms as it shall determine by cancelling the outstanding restrictions to which such shares are subject prior to the expiration of the restricted period of such shares. In addition, all restricted shares will become fully vested, and the restrictions to which shares are subject shall lapse, upon a “change in control” of our company (as defined in the Presbia Incentive Plan) unless the Board determines that the recipient has been offered substantially identical replacement restricted shares and a comparable position at the acquiring company. During the restricted period, the recipient shall possess all incidents of ownership of the restricted shares, including the right to receive dividends on and vote such shares; provided that, unless otherwise set forth in an award agreement, any cash or share dividends with respect to restricted shares shall be withheld by us for the recipient’s account and shall be subject to the same restrictions as the corresponding restricted shares to which such dividends relate.
Share appreciation rights granted pursuant to the Presbia Incentive Plan will confer the right to receive, for each ordinary share with respect to which the share appreciation right is exercised, an amount equal to (i) the excess of the fair market value of an ordinary share on the date of exercise over (ii) the base price of the share appreciation right. The base price of share appreciation rights will not be less than 100% of the fair market value of the ordinary shares subject to the share appreciation right on the date of grant. Share appreciation rights will become exercisable at such time or times as our compensation committee shall determine. Payment upon exercise of a share appreciation right may be made in cash or in our ordinary shares or both, as determined by our compensation committee.
Restricted stock units granted pursuant to the Presbia Incentive Plan will be subject to such terms as the compensation committee may determine. At the time of grant, our compensation committee will specify the date or dates on which restricted stock units will vest and the conditions to vesting and will specify the date on which ordinary shares will be transferred to a recipient in respect of vested restricted stock units (which date may be later than the vesting date or dates of such award). Except as otherwise determined by our compensation committee, upon a recipient’s termination of employment, restricted stock units that have not vested shall be forfeited and cancelled (or reacquired by us for nil consideration). Our compensation committee may at any time accelerate the vesting dates of all or any restricted stock units or waive or amend any conditions of such awards.
Our compensation committee may grant performance shares in the form of actual ordinary shares or performance share units having a value equal to an identical number of ordinary shares, in such amounts and subject to such terms as the compensation committee may determine. The performance conditions and the length of the performance period applicable to performance shares and performance share unit awards shall be determined by our compensation committee. In addition, our compensation committee shall determine whether performance share units will be paid in cash, ordinary shares or a combination of both.
Our compensation committee may award other types of share-based or cash-based awards under the Presbia Incentive Plan in such amounts and subject to such terms and conditions as our compensation committee may determine. Such awards may entail the transfer of actual ordinary shares or payment in cash or otherwise of amounts based on the value of our ordinary shares or the payment of cash pursuant to annual and long-term incentive awards approved by our compensation committee that may or may not be based on the value of our ordinary shares.
No employee may receive options or SARs with respect to more than 400,000 of our ordinary shares in the aggregate in any fiscal year. With respect to other awards under the Presbia Incentive Plan intended to be exempt from the deduction limitation under Section 162(m) for performance-based compensation (“Section 162(m) Awards”), no employee may be granted in any one fiscal year of the Company (a) restricted shares or restricted share units with respect to more than 400,000 ordinary shares each; and (b) performance shares, performance share units or other share-based awards that are denominated in ordinary shares with respect to more than 400,000 ordinary shares each. The maximum dollar value payable to any employee in any one fiscal year of the Company with respect to performance shares, performance share units or other share- or cash-based awards that may be settled in cash or other property (other than ordinary shares) is $1 million. These ordinary share limitations are subject to customary adjustments for stock splits, stock dividends or similar transactions.
Section 162(m) places a limit of  $1 million on the amount our company may deduct in any one year for compensation paid to a “covered employee,” which is defined by Section 162(m) to mean any person who as of the last day of the fiscal year is the chief executive officer or one of our three highest compensated executive officers other than our principal financial officer. There is, however, an exception to this limit on deductibility for compensation that satisfies certain conditions for “qualified performance-based compensation” set forth under Section 162(m). One of the conditions requires shareholder approval every five years of the material terms of the performance goals of the plan under which the compensation will be paid. Under the Amended Plan, the business criteria on which performance goals for awards that are intended to satisfy the conditions for deductibility under Section 162(m) as “performance-based compensation” will be selected from among the following, which may be applied to our company as a whole, or to an individual recipient, or to a department, unit, division or function within the company or an affiliate, and they may apply on a pre- or post-tax basis, either alone or relative to the performance of other businesses or individuals (including industry or general market indices): (i) net earnings or net income (before or after taxes); (ii) earnings growth; (iii) earnings per share (including, but not limited to, growth in diluted earnings per share from continuing operations); (iv) net sales (including, but not limited to, net sales growth); (v) gross profits or net operating profit; (vi) return on assets, return on equity, return on capital or return on sales; (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on capital and statutory cash measures); (viii) revenue growth; (ix) earnings before or after taxes, interest, depreciation, and/or amortization; (x) productivity ratios; (xi) ordinary share price (including, but not limited to, growth measures); (xii) total stockholder return; (xiii) expense targets; (xiv) gross or operating margins, earnings before or after taxes, interest, depreciation, and/or amortization margins; (xv) operating efficiency; (xvi) customer satisfaction or increase in the number of customers; (xvii) division working capital turnover; (xviii) strategic business or operational criteria consisting of one or more objectives based on meeting specified goals relating to (A) acquisitions or divestitures, (B) business expansion, (C) cost targets, (D) diversity and inclusion, (E) efficiency, (F) management of employment practices and employee benefits, (G) market penetration, (H) product quality and quality audit scores, (I) reductions in errors and omissions, (J) reductions in lost business, (K) supervision of litigation and information technology, or (L) sustainability; (xix) market share; (xx) cost reductions; (xxi) working capital targets; (xxii) sales backlog; (xxiii) net debt and (xxiv) economic value added. Prior to payment or settlement of any Section 162(m) Award, our compensation committee must certify in writing that the performance goals and all other material terms applicable to such award were in fact satisfied. At the time of certification, the compensation committee will also determine the amount of compensation payable as a result of the attainment of such performance goals.
The compensation committee has no discretion to waive all or part of the performance goals applicable to a Section 162(m) Award, except in the event of a change of control, or in the event of the death or disability of an employee. Notwithstanding the foregoing, the compensation committee has the discretion to reduce the amount of any Section 162(m) Award based on such factors as determined by the compensation committee, including, without limitation, a determination that a reduction is appropriate in light of pay practices of competitors, the performance of the Company, a subsidiary, or an employee relative to the performance of competitors, or performance with respect to the Company’s strategic goals.
The Board may amend the Presbia Incentive Plan at any time, but no amendment may materially alter or adversely impair rights and obligations under previously granted awards without consent. Amendments to the Presbia Incentive Plan require shareholder approval to the extent required by applicable laws, regulations or rules.
This description is not complete. For more information, we refer you to the full text of the Presbia Incentive Plan, which we filed as an exhibit to the 2014 Annual Report on Form 10-K, and the Plan Amendment, which we filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.
Director Compensation
For information regarding the compensation that we paid to our named executive officers who serve on the Board of Presbia PLC, Messrs. Thurman, Cooper and Feingold, see “— Summary Compensation Table.”
At present, non-employee directors of Presbia PLC are compensated as follows: (i) an annual board cash fee of  $60,000; (ii) a cash fee of  $2,500 for each board or committee meeting attended in person in Ireland; and (iii) reimbursement for out-of-pocket expenses incurred in connection with attending Board and committee meetings. In addition, we intend to grant new directors a one-time restricted share award valued at $80,000 in connection with their appointment to our Board, which shares will vest ratably over a five year vesting period, and we intend to grant our non-employee directors an annual restricted share award valued at $40,000 for their continued service on our Board, which shares vested ratably over a five year vesting period for the years ended December 31, 2016 and 2015. Effective March 13, 2017, restricted share awards will vest over a one year vesting period. Effective October 1, 2015 the Board approved a one-year consulting agreement with Mr. Loshitzer which provides for a monthly payment of  $5,000 in exchange for his services as a board member and any other services as requested by the Company. In January 2017, we entered into a consulting agreement with Mr. Feingold, which provides for, among other things, (i) an initial one-year term, which shall automatically renew for successive one-year terms, unless terminated in accordance with the provisions of the Consulting Agreement, (ii) a $35,000 monthly consulting fee for the services specified in the applicable statement of work, including services related to regulatory and IP-related matters, (iii) termination by the Company upon sixty days’ notice and termination by Mr. Feingold upon thirty days’ notice, and (iv) the payment of the balance of the consulting fees for the initial term (as defined in the Consulting Agreement), if the Company terminates the Consulting Agreement without cause (as defined in the Consulting Agreement) during the initial term.
Director Equity Awards
Presbia PLC
On August 5, 2016, we granted 8,247 restricted ordinary shares to each of the following board members: Zohar Loshitzer, Gerald Farrell, Gerd Auffarth, Robert J. Cresci, Ralph Thurman and Richard Ressler. The restricted shares will vest in five equal, annual installments commencing one year after the date of grant.

Director Compensation Table
The following table summarizes the annual compensation for our non-employee directors during the year ended December 31, 2016.
NAME	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Gerald Farrell	$70,000	$119,998	—	—	—	—	$189,998
Gerd U. Auffarth	70,000	$39,998	—	—	—	—	109,998
Ralph Thurman	—	39,998	—	—	—	—	39,998
Richard Ressler	—	39,998	—	—	—	—	39,998
Robert J. Cresci	70,000	39,998	—	—	—	—	109,998
Zohar Loshitzer	67,500	39,998	—	—	—	—	107,498

(1)
This column reflects grant date fair value assigned to restricted stock awards (RSA’s) on the basis of closing price of Company’s ordinary shares on the date of the award. Such restricted shares will vest in five equal installments commencing on the first anniversary of the grant date.

(2)
Amounts in the Option Award column reflect grant date fair value of options granted determined in accordance with ASC 718. Information concerning the assumptions used to calculate this value is set forth in Note 10 to the consolidated financial statements presented elsewhere in this Annual Report on Form 10-K.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee monitors the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility with respect to the financial statements and the reporting process of the Company. The Company’s independent auditor is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to generally accepted accounting principles. The Audit Committee hereby reports as follows:
1.
The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2016, with the Company’s management.

2.
The Audit Committee has discussed with Squar Milner LLP, the Company’s independent auditor, the matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committee.

3.
The Audit Committee has received the written disclosures and the letter from Squar Milner LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Squar Milner LLP the independence of that firm.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board, and the Board has approved, that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC.
Respectfully,
Robert Cresci (Chairman)
Gerd Auffarth
Gerald Farrell

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information as of June 13, 2017 with respect to the beneficial ownership of our ordinary shares by:
•
each of our named executive officers, directors and director nominees;

•
all of our executive officers and directors as a group; and

•
each person or group of affiliated persons who is known by us to beneficially own more than 5% of our outstanding shares.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the SEC’s rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Unless otherwise indicated below, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
Unless otherwise indicated, the address of each person listed below is c/o Presbia PLC, 120/121 Baggot Street Lower, Dublin 2 Ireland.
	ORDINARY SHARES BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER	NUMBER	PERCENT
5% Holders
FMR, LLC	2,013,139(1)	14.6%
245 Summer Street, Boston, MA 02210
Directors and Officers
Todd Cooper	272,514(2)	1.6%
Zohar Loshitzer	426,302(3)	2.5%
Vladimir Feingold	1,421,270(4)	8.3%
Richard Ressler	10,494,048(5)	61.6%
Gerd Auffarth	38,464(6)	*
Ralph Thurman	297,757(7)	1.7%
Robert Cresci	96,128(8)	*
Gerald Farrell	59,664(9)	*
Jarett Fenton	—(10)	*
Executive officers and directors as a group (9 persons)	13,106,147(11)	74.7%

*
Less than one percent.

(1)
Based solely on information set forth in a Schedule 13G/A filed with the SEC on February 14, 2017 by FMR LLC (“FMR’’) reporting that FMR: (i) beneficially owned 2,013,139 shares; (ii) had the sole power to dispose or direct the disposition of 2,013,139 shares; and (iii) had the sole power to vote or to direct the vote of 537,236 shares. In addition, the Schedule 13G/A shows that the following person s or entities beneficially own certain of the shares reported: Abigail P. Johnson and Fidelity Growth Company Fund. The Schedule 13G/A also shows that Abigail P. Johns is a Director, the Chairman and Chief Executive Officer and of FMR. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (the “Fidelity Funds’’), advised by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR, which power resides with the Fidelity Funds' Board of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Board of Trustees.
(2)
Includes 180,000 ordinary shares covered by options vested on January 28, 2017. Excludes 270,000 options, none of which are exercisable within 60 days of June 13, 2017.

(3)
Includes 40,000 ordinary shares covered by options vested on January 28, 2017. Excludes 60,000 options, none of which are exercisable within 60 days of June 13, 2017. Includes 20,985 restricted shares held by Mr. Loshitzer as of June 13, 2017.

(4)
Includes 40,000 ordinary shares covered by options vested on January 28, 2017. Excludes 60,000 options, none of which are exercisable within 60 days of June 13, 2017. Includes 12,738 restricted shares held by Mr. Feingold as of June 13, 2017.

(5)
Includes 10,000 ordinary shares covered by options vested on January 28, 2017. Includes 20,985 restricted shares held by Mr. Ressler as of June 13, 2017.

(6)
Includes 32,004 restricted shares held by Dr. Auffarth as of June 13, 2017.

(7)
Includes 250,000 ordinary shares covered by options vested on January 28, 2017, and 20,985 restricted shares held by Mr. Thurman as of June 13, 2017.

(8)
Includes 30,255 restricted shares held by Mr. Cresci as of June 13, 2017.

(9)
Includes 36,953 restricted shares held by Dr. Farrell as of June 13, 2017.

(10)
No shares are beneficially owned by Mr. Fenton as of June 13, 2017.

(11)
Includes 520,000 ordinary shares covered by options, and 174,905 restricted shares held as of June 13, 2017. Excludes 390,000 options, none of which are exercisable within 60 days of June 13, 2017.

Related Party Transactions
The following is a description of transactions since January 1, 2016 to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or holders of more than 5% of our share capital, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Reorganization Transactions
For a description of the Reorganization Transactions, see “General Information About the Annual Meeting and Voting — Corporate History.”
Participation in Rights Offering
In the first quarter of 2017 we conducted a rights offering, pursuant to which we distributed to holders of our ordinary shares, at no charge, non-transferable and non-tradeable subscription rights to purchase ordinary shares. Each shareholder received one subscription right for each share of our ordinary shares owned at 5:00 PM Eastern on February 6, 2017, the record date for this rights offering. Each subscription right entitled its holder to purchase 0.335297256 ordinary shares at a subscription price of  $3.00 per whole share, which we refer to as the “basic subscription right.” The holders also received an oversubscription privilege, pursuant to which a holder was entitled to purchase a portion of the unsubscribed ordinary shares at the subscription price, subject to proration if such holder had exercised its basic subscription rights in full, and other shareholders did not fully exercise their basic subscription rights. Each subscription right consists of a basic subscription right and an over-subscription privilege, which we refer to as the “subscription right.” The following officers and directors of Presbia purchased shares in the rights offering: (i) Richard Ressler directly and through certain entities controlled by him purchased an aggregate of 2,628,222 shares, (ii) Ralph Thurman purchased 5,543 shares, (iii) Mr. Loshitzer purchased 91,959 shares, (iv) Dr. Auffarth purchased 6,460 shares, (v) Mr. Farrell purchased 17,111 shares and (vi) Mr. Cresci purchased 55,873 shares.
Transactions with Orchard Capital and its Affiliates
Orchard Capital has provided financial analysis and bookkeeping, accounting, legal, compliance and directorial services to Presbia since January 2011 pursuant to a Services Agreement. Such agreement will remain in effect until terminated by either party thereto upon 30 days’ notice. Orchard Capital invoices us quarterly for such services at cost. During the years ended December 31, 2016 and 2015, we recognized general and administrative expenses of  $14,000 and $139,000 for services invoiced by Orchard Capital. As of December 31, 2016 and 2015, $4,000 and $2,000 was due to Orchard Capital for management and accounting services, respectively.
Also, commencing during the second quarter of 2013, we have received human resources management services, payroll services, IT support and risk management services from CIM Group. We have incurred charges of  $73,000 and $185,000 payable to CIM Group for such services for the years ended December 31, 2016 and 2015, respectively. As of December 31, 2016 and 2015, amounts due to CIM Group for human resources, payroll, information technology and legal services amounted to $14,000 and $53,000, respectively.
For information regarding the relationship of Richard Ressler (one of our directors and the beneficial owner of the majority of the ordinary shares of our company) with Orchard Capital and CIM Group, see “Part III, Item 10. Directors, Executive Officers and Corporate Governance.”
Registration Rights Agreement
Presbia Holdings, our former controlling shareholder, and certain of its transferees, had rights to cause our Company to register their ordinary shares, including any ordinary shares that Presbia Holdings transfers to its equity owners, under the Securities Act. In August 2015, in connection with the dissolution of Presbia Holdings, Presbia Holdings transferred all rights under the Registration Rights Agreement to Richard Ressler, one of our board members, and his affiliates. These rights are provided under the terms of a registration rights agreement between us and Presbia Holdings and includes demand registration rights and piggyback registration rights. These registration rights are assignable, subject to certain conditions, including that the assignee be bound by the terms and conditions of the registration rights agreement. To the extent permitted by applicable law, we will pay, or if not permitted by applicable law, we will cause one of our non-Irish subsidiaries to pay, all registration expenses in connection with registrations under this agreement.
Demand registration rights
Under the terms of the registration rights agreement, at any time beyond six months after the consummation of our initial public offering, we are required, upon the written request of the holders of the shares that are entitled to rights under the registration rights agreement, to use our best efforts to register all or a portion of these shares for public resale. We are not required to effect a registration pursuant to this provision of the registration rights agreement (i) if the shares requested to be registered do not represent (a) at least 10% of the shares that are entitled to registration rights under the agreement or (b) an anticipated aggregate public offering price of at least $10 million; or (ii) during the period starting with the date 30 days prior to our good faith estimate of the date of filing of, and ending on a date 180 days following the effective date of, any company-initiated registration under the Securities Act. If such a registration is to be an underwritten offering, then the holders’ registration rights are conditioned upon the holders’ participation in that underwriting. We may defer the filing of a registration statement once during any 12-month period for a period of not more than ninety days, if we provide written notice stating that in the good faith judgment of our Board, a disadvantageous condition exists, including the existence of certain material transactions or financings, the unavailability of any required financial statements, or the possession by our company of any material information which would not be in the best interests of our company to disclose.
Piggyback registration rights
In addition, the holders are entitled to piggyback registration rights. If we register any of our securities for our own account, the holders of these shares are entitled to include their shares in the registration. If such registration is to be an underwritten offering, then the holders’ registration rights are conditioned on such holders’ participation in that underwriting.
Director and Executive Officer Compensation
See “Executive Compensation” for information regarding compensation of our directors and executive officers.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. Also, our Presbia USA, Inc. subsidiary has entered into an indemnification agreement with each of our executive officers and directors (each of our executive officers and directors is also an officer and/or director of our Presbia USA, Inc. subsidiary). These agreements, among other things, require us to indemnify an indemnitee to the fullest extent permitted by applicable law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the indemnitee in any action or proceeding, including any action or proceeding by us or in our right, arising out of the person’s services as a director or executive officer. We also maintain directors’ and officers’ liability insurance for our directors and officers.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

As provided by our audit committee charter, our audit committee is responsible for reviewing and approving in advance the related party transactions covered by our company’s related transaction policies and procedures.

PRESENTATION OF THE IRISH STATUTORY ACCOUNTS
Presbia PLC’s Irish Statutory Accounts for the fiscal period ending December 31, 2016, including the reports of the auditor thereon, will be presented at the Annual Meeting. There is no requirement under Irish law that such statements be approved by the shareholders, and no such approval will be sought at the Annual Meeting. The Irish Statutory Accounts are available with the proxy materials at www.envisionreports.com/LENS.
A shareholder or shareholders having an aggregate holding of 5% or more of the total outstanding shares in Presbia PLC may serve objections in writing to the Company Secretary at our headquarters at 120/121 Baggot Street Lower, Dublin 2, Ireland before August 2, 2017.

IRISH COMPANIES ACT 2014 (THE “ACT”)
New Irish company legislation, the Act, which replaces existing Irish company law statute, came into force on June 1, 2015. We have conducted a review with our legal counsel to determine what changes should be made to our constitutional documents following the commencement of the Act. This review led to the conclusion that we should make certain administrative amendments to our Memorandum and Articles of Association, as discussed in more detail in Proposals 4A and 4B of this Proxy Statement.
Our shareholders should be aware of a change to the existing law in respect of the notification of substantial shareholdings. Under the Act, our shareholders must notify us if, as a result of a transaction, the shareholder will become interested in 3% or more of our shares; or if as a result of a transaction a shareholder who was interested in more than 3% of our shares ceases to be so interested. Where a shareholder is interested in more than 3% of our shares, the shareholder must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue). Where the percentage level of the shareholder’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder’s interests that gave rise to the notification requirement. If a shareholder fails to comply with these notification requirements, the shareholder’s rights in respect of any our ordinary shares it holds will not be enforceable, either directly or indirectly. However, such person may apply to the court to have the rights attaching to such shares reinstated.

Other Matters
The Board does not know of any other matter that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the meeting, it is the intention of the proxy agents noted on the enclosed proxy card to vote the shares represented thereby in accordance with the recommendation of the Board on such matters.

ACCESS TO FORM 10-K
On written request, we will provide, without charge to each record or beneficial holder of our ordinary shares as of June 13, 2017, a copy of our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Written requests should be directed to Presbia PLC, c/o Corporate Secretary at 120/121 Baggot Street Lower, Dublin 2 Ireland.
In addition, our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports are available, free of charge, on or through our website (www.presbia.com) as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities Exchange Commission, or the SEC. The public may read and copy any materials we file with the Securities Exchange Commission at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding our filings at www.sec.gov.

Appendix A

Part I – Amendments to Memorandum of Association

Companies ~~Acts 1963 to 2013~~Act 2014

A PUBLIC LIMITED COMPANY~~LIMITED BY SHARES~~

~~MEMORANDUM AND ARTICLES OF ASSOCIATION~~

CONSTITUTION

of

PRESBIA PUBLIC LIMITED COMPANY

(Amended and restated by special resolution dated                       2017)

~~Dublin~~

~~1~~

Cert~~.~~  No: 539137

Companies ~~Acts 1963 to 2013~~Act 2014

A PUBLIC LIMITED COMPANY~~LIMITED BY SHARES~~

MEMORANDUM OF ASSOCIATION

of

PRESBIA PUBLIC LIMITED COMPANY

(Amended and restated by special resolution dated                          2017)

1.	The name of the Company is Presbia public limited company.

2.	The Company is ~~to be~~ a public limited company, deemed to be a PLC to which Part 17 of the Companies Act 2014 applies.

3.	The objects for which the Company is established are:

3.1

(a)	To engage in developing, manufacturing, selling, marketing, distributing or otherwise commercializing medical devices and other products and procedures related to vision and all associated and related activities and to carry on various activities associated with that object.

(b)	To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

(c)	To acquire the entire issued share capital of Presbia Ireland, Limited, a private limited company incorporated under the laws of Ireland.

3.2	To acquire shares, stocks, debentures, debenture stock, bonds, obligations and securities by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

3.3	To facilitate and encourage the creation, issue or conversion of and to offer for public subscription debentures, debenture stocks, bonds, obligations, shares, stocks, and securities and to act as trustees in connection with any such securities and to take part in the conversion of business concerns and undertakings into companies.

3.4	To purchase or by any other means acquire any freehold, leasehold or other property and in particular lands, tenements and hereditaments of any tenure, whether subject or not to any charges or encumbrances, for any estate or interest whatever, and any rights, privileges or easements over or in respect of any property, and any buildings,

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factories, mills, works, wharves, roads, machinery, engines, plant, live and dead stock, barges, vessels or things, and any real or personal property or rights whatsoever which may be necessary for, or may conveniently be used with, or may enhance the value or property of the Company, and to hold or to sell, let, alienate, mortgage, charge or otherwise deal with all or any such freehold, leasehold, or other property, lands, tenements or hereditaments, rights, privileges or easements.

3.5	To sell or otherwise dispose of any of the property or investments of the Company on such terms and subject to such conditions as for such consideration (if any) as the Directors think fit.

3.6	To establish and contribute to any scheme for the purchase of shares in the Company to be held for the benefit of the Company’s employees and, to the extent permitted by law, to lend or otherwise provide money to such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

3.7	To grant, convey, transfer or otherwise dispose of any property or asset of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof and whether by way of gift or otherwise as the Directors shall deem fit and to grant any fee, farm grant or lease or to enter into any agreement for letting or hire of any such property or asset for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Directors shall deem appropriate.

3.8	To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for limiting competition or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.

3.9	To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other information as to any invention which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property, rights or information so acquired.

3.10	To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly to benefit the Company.

3.11	To invest and deal with the monies of the Company not immediately required upon such securities and in such manner as may from time to time be determined.

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3.12	To lend money to and guarantee the performance of the contracts or obligations of any company, firm or person, and the repayment of the capital and principal of, and dividends, interest or premiums payable on, any stock, shares and securities of any company, whether having objects similar to those of this Company or not, and to give all kinds of indemnities.

3.13	To engage in currency exchange and interest rate transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange or interest rate hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other exposure or for any other purpose.

3.14	To guarantee, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined by ~~section 155 of~~ the Companies Act ~~1963~~ 2014 (or any successor legislation) or a subsidiary as therein defined of any such holding company or otherwise associated with the Company in business.

3.15	To borrow or secure the payment of money in such manner as the Company shall think fit, and in particular by the issue of debentures, debenture stocks, bonds, obligations and securities of all kinds, either perpetual or terminable and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing by trust deed, mortgage, charge, or lien upon the whole or any part of the Company’s property or assets (whether present or future) including its uncalled capital, and also by a similar trust deed, mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

3.16	To draw, make, accept, endorse, discount, execute, negotiate and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

3.17	To subscribe for, take, purchase or otherwise acquire and hold shares or other interests in, or securities of any other company having objects altogether or in part similar to those of this Company, or carrying on any business capable of being conducted so as directly or indirectly to benefit this Company.

3.18	To hold in trust as trustees or as nominees and to deal with, manage and turn to account, any real or personal property of any kind, and in particular shares, stocks, debentures, securities, policies, book debts, claims and choses in actions, lands, buildings, hereditaments, business concerns and undertakings, mortgages, charges, annuities, patents, licences, and any interest in real or personal property, and any claims against such property or against any person or company.

3.19	To constitute any trusts with a view to the issue of preferred and deferred or other special stocks or securities based on or representing any shares, stocks and other assets specifically appropriated for the purpose of any such trust and to settle and regulate and if thought fit to undertake and execute any such trusts and to issue, dispose of or hold any such preferred, deferred or other special stocks or securities.

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3.20	To give any guarantee in relation to the payment of any debentures, debenture stock, bonds, obligations or securities and to guarantee the payment of interest thereon or of dividends on any stocks or shares of any company.

3.21	To construct, erect and maintain buildings, houses, flats, shops and all other works, erections, and things of any description whatsoever either upon the lands acquired by the Company or upon other lands and to hold, retain as investments or to sell, let, alienate, mortgage, charge or deal with all or any of the same and generally to alter, develop and improve the lands and other property of the Company.

3.22	To provide for the welfare of persons in the employment of or holding office under or formerly in the employment of or holding office under the Company including Directors and ex-Directors of the Company and the wives, widows and families, dependants or connections of such persons by grants of money, pensions or other payments and by forming and contributing to pension, provident or benefit funds or profit sharing or co-partnership schemes for the benefit of such persons and to form, subscribe to or otherwise aid charitable, benevolent, religious, scientific, national or other institutions, exhibitions or objects which shall have any moral or other claims to support or aid by the Company by reason of the locality of its operation or otherwise.

3.23	To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

3.24	To enter into and carry into effect any arrangement for joint working in business or for sharing of profits or for amalgamation with any other company or association or any partnership or person carrying on any business within the objects of the Company.

3.25	To distribute in specie or otherwise as may be resolved, any assets of the Company among its members and in particular the shares, debentures or other securities of any other company belonging to this Company or of which this Company may have the power of disposing.

3.26	To vest any real or personal property, rights or interest acquired or belonging to the Company in any person or company on behalf of or for the benefit of the Company, and with or without any declared trust in favour of the Company.

3.27	To transact or carry on any business which may seem to be capable of being conveniently carried on in connection with any of these objects or calculated directly or indirectly to enhance the value of or facilitate the realisation of or render profitable any of the Company’s property or rights.

3.28	To accept stock or shares in or debentures, mortgages or securities of any other company in payment or part payment for any services rendered or for any sale made to or debt owing from any such company, whether such shares shall be wholly or partly paid up.

3.29	To pay all costs, charges and expenses incurred or sustained in or about the promotion and establishment of the Company or which the Company shall consider to be preliminary thereto and to issue shares as fully or in part paid up, and to pay out of the funds of the Company all brokerage and charges incidental thereto.

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3.30	To procure the Company to be registered or recognised in any part of the world.

3.31	To do all or any of the matters hereby authorised in any part of the world or in conjunction with or as trustee or agent for any other company or person or by or through any factors, trustees or agents.

3.32	To make gifts, pay gratuities or grant bonuses to current and former Directors (including substitute and alternate directors), officers or employees of the Company or to make gifts or pay gratuities to any person on their behalf or to charitable organisations, trusts or other bodies corporate nominated by any such person.

3.33	To do all such other things that the Company may consider incidental or conducive to the attainment of the above objects or as are usually carried on in connection therewith.

3.34	To carry on any business which the Company may lawfully engage in and to do all such things incidental or conducive to the business of the Company.

3.35	To make or receive gifts by way of capital contribution or otherwise.

The objects set forth in any sub-clause of this clause shall be regarded as independent objects and shall not, except where the context expressly so requires, be in any way limited or restricted by reference to or inference from the terms of any other sub-clause, or by the name of the Company. None of such sub-clauses or the objects therein specified or the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects mentioned in the first sub-clause of this clause, but the Company shall have full power to exercise all or any of the powers conferred by any part of this clause in any part of the world notwithstanding that the business, property or acts proposed to be transacted, acquired or performed do not fall within the objects of the first sub-clause of this clause.

NOTE:	It is hereby declared that the word “company” in this clause, except where used in reference to this Company shall be deemed to include any partnership or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and the intention is that the objects specified in each paragraph of this clause shall except where otherwise expressed in such paragraph be in no way limited or restricted by reference to or inference from the terms of any other paragraph.

4.	The liability of the members is limited.

5.	The share capital of the Company is US$400,000 and €40,000 divided into 350,000,000 ordinary shares of US$0.001 each, 50,000,000 preferred shares of US$0.001 each and 40,000 deferred ordinary shares of €1.00 each.

6.	The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

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~~We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this memorandum of association and we agree to take the number of shares in the capital of the company set opposite our respective names.~~

~~Names, addresses and descriptions of subscribers~~	~~Number of shares taken by each subscriber~~

~~For and on behalf of  Presbia Holdings~~ 	~~Thirty Nine Thousand, Nine Hundred and Ninety Four Ordinary Shares~~

~~Stuarts Corporate Services Ltd~~

~~P.O. Box 2510~~

~~Grand Cayman KY1-1104~~

~~Cayman Islands~~

~~For and on behalf of~~	~~One Ordinary Share~~
~~Arthur Cox Trust Services Limited~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~

~~For and on behalf of~~	~~One Ordinary Share~~
~~AC Administration Services Limited~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~

~~For and on behalf of~~	~~One Ordinary Share~~
~~Arthur Cox Nominees Limited~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~

~~For and on behalf of~~	~~One Ordinary Share~~
~~Arthur Cox Registrars Limited~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~

~~For and on behalf of~~	~~One Ordinary Share~~
~~DIJR Nominees Limited~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~

~~For and on behalf of~~	~~One Ordinary Share~~
~~Fand Limited~~
~~Arthur Cox Building~~
~~Earlsfort Terrace~~
~~Dublin 2~~

~~Dated: 23 January 2014~~

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~~Witnesses to the above signatures:~~

~~Shanon Ball~~

~~Presbia Holdings~~

~~P.O. Box 2510~~

~~Grand Cayman KY1-1104~~

~~Cayman Islands~~

~~Louise Gaffney~~

~~Arthur Cox Building~~

~~Earlsfort Terrace~~

~~Dublin 2~~

~~Ireland~~

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Part II – Amendments to Articles of Association

COMPANIES ~~ACTS 1963 TO 2013~~ACT 2014

A PUBLIC LIMITED COMPANY~~LIMITED BY SHARES~~

ARTICLES OF ASSOCIATION

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PRESBIA PUBLIC LIMITED COMPANY

(Amended and restated by special resolution dated                       2017)

PRELIMINARY

~~1.~~	~~The regulations contained in Table A in the First Schedule to the Companies Act 1963 shall not apply to the Company.~~

1.	The provisions set out in these articles of association shall constitute the whole of the regulations applicable to the Company and no “optional provision” as defined by section 1007(2) of the Companies Act (with the exceptions of sections 83 and 84) shall apply to the Company.

2.	(a)~~2.~~	In these articles:

~~“1983 Act” means the Companies (Amendment) Act 1983.~~

~~“1990 Act” means the Companies Act 1990 (No. 33 of 1990).~~

“1996 Regulations” means the Companies Act, 1990 (Uncertificated Securities) Regulations, 1996, S.I. No. 68 of 1996, including any modification thereof or any regulations in substitution thereof made under ~~Section~~ section 239 of the Companies Act 1990 ~~Act~~ and for the time being in force.

“~~Act” means~~ Acts” means the Companies Act, all statutory instruments which are to be read as one with, or construed or read together as one with, the Companies Act ~~1963 (No. 33 of 1963) as amended by the Companies Acts 1977 to 2013 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, the Companies (Amendment) Act 2009, the Companies (Miscellaneous Provisions) Act 2009, the Companies (Amendment) Act 2012 and the Companies (Miscellaneous Provisions) Act 2013, all enactments which are to be read as one with, or construed or read together as one with, the~~ or Acts and every statutory modification and re-enactment thereof for the time being in force.

~~“Acts” means the Companies Acts 1963 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, the Companies (Amendment) Act 2009, the Companies (Miscellaneous Provisions) Act 2009, the Companies (Amendment) Act 2012 and the Companies (Miscellaneous Provisions) Act 2013, all enactments which are to be read as one with, or construed or read together as one with, the Companies Acts and every statutory modification and re-enactment thereof for the time being in force.~~

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“address” includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.

“Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another person.

“Approved Nominee” means a person appointed under contractual arrangements with the Company to hold Shares or rights or interests in Shares on a nominee basis including, without limitation, in connection with the provision of depository, system operator and/or book-entry transfer services;

“Assistant Secretary” means any person appointed by the Secretary from time to time to assist the Secretary.

“Associate”, when used to indicate a relationship with any person, means: (A) any company, partnership, unincorporated association or other entity of which such person is a director, executive officer, partner or general partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares; (B) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (C) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

“Auditors” means the auditors of the Company from time to time.

“Clear Days” in relation to the period of notice, means that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

“Chairman” means the Director who is elected by the Directors from time to time to preside as chairman at all meetings of the Board and at general meetings of the Company.

“Companies Act” means the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force.

“CSD Regulation” means any regulation of the European Parliament and of the Council on improving securities settlement in the European Union and on central securities depositories and amending Directive 98/26/EC.

“electronic communication” has the meaning given to those words in the Electronic Commerce Act 2000.

“electronic signature” has the meaning given to those words in the Electronic Commerce Act 2000.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, of the United States of America.

“IAS Regulation” means Regulation (EC) no. 1606/2002 of the European Parliament and of the Council of 19 July 2002 on the application of international accounting standards.

“Ordinary Resolution” means an ordinary resolution of the Company’s members of which the requisite notice has been given and which has been passed by a simple

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majority of those present in person or by proxy at the meeting and who were entitled to vote.

“Properly Authenticated Dematerialised Instruction” has the meaning given to it in the 1996 Regulations.

“public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

“Redeemable Shares” means redeemable shares in accordance with ~~section 206 of~~ the ~~1990 Act~~Acts.

“Register” means the register of members to be kept as required in accordance with ~~section 116 of~~ the ~~Act~~Acts.

“Relevant System” has the meaning given to it in the 1996 Regulations.

“Special Resolution” means a special resolution of the Company’s members within the meaning of ~~section 141 of~~ the ~~Act~~Acts.

“subsidiary” has the meaning given to it in the Acts.

“the Company” means the company whose name appears in the heading to these articles.

“the Directors” or “the Board” means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called and “Director” shall be construed accordingly.

“the Holder” in relation to any share, means the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares.

“the Office” means the registered office from time to time and for the time being of the Company.

“the seal” means the common seal of the Company and includes any duplicate seal.

“the Secretary” means any person appointed to perform the duties of the secretary of the Company and includes an Assistant Secretary and any person appointed by the board to perform the duties of the secretary of the Company.

“these articles” means the articles of association of which this article forms part, as the same may be amended and may be from time to time and for the time being in force.

(b)	Expressions in these articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these articles and/or where it constitutes writing in electronic form sent to the Company, and the Company has agreed to its receipt in such form. Expressions in these articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these

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articles referring to receipt of any electronic communications shall, unless the contrary intention appears, be limited to receipt in such manner as the Company has approved.

(c)	Unless the contrary intention appears, words or expressions contained in these articles shall bear the same meaning as in the Acts or in any statutory modification thereof in force at the date at which these articles become binding on the Company.

(d)	A reference to a statute or statutory provision shall be construed as a reference to the laws of Ireland unless otherwise specified and includes:

(i)	any subordinate legislation made under it including all regulations, by-laws, orders and codes made thereunder;

(ii)	any repealed statute or statutory provision which it re-enacts (with or without modification); and

(iii)	any statute or statutory provision which modifies, consolidates, re-enacts or supersedes it.

(e)	The masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.

(f)	Reference to US$, USD, or dollars shall mean the currency of the United States of America and to €, euro, EUR or cent shall mean the currency of Ireland.

SHARE CAPITAL AND VARIATION OF RIGHTS

3.	(a)~~3.~~	The share capital of the Company is US$400,000 and €40,000 divided into 350,000,000 ordinary shares of US$0.001 each (the “Ordinary Shares”), 50,000,000 preferred shares of US$0.001 each (the “Preferred Shares”) and 40,000 deferred ordinary shares of €1.00 each (the “Deferred Ordinary Shares”).

(b)	The rights and restrictions attaching to the Ordinary Shares shall be as follows:

(i)	subject to the right of the Company to set record dates for the purposes of determining the identity of Holders entitled to notice of and/or to vote at a general meeting, the right to attend and speak at any general meeting of the Company and to exercise one vote per Ordinary Share held at any general meeting of the Company;

(ii)	the right to participate pro rata in all dividends declared by the Company; and

(iii)	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.

The rights attaching to the Ordinary Shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article.

(c)	The Directors may issue and allot Deferred Ordinary Shares subject to the rights, privileges, limitations and restrictions set out in this article:

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(i)	Income

The Holder of a Deferred Ordinary Share shall not be entitled to receive any dividend or distribution declared, made or paid or any return of capital (save as provided for in this article) and shall not entitle its holder to any further or other right of participation in the assets of the Company.

(ii)	Capital

On a winding up of, or other return of capital (other than on a redemption of any class of shares in the capital of the Company) by the Company, the Holders of Deferred Ordinary Shares shall be entitled to participate in such return of capital or winding up of the Company, such entitlement to be limited to the repayment of the amount paid up or credited as paid up on such Deferred Ordinary Shares and shall be paid only after the Holders of Ordinary Shares shall have received payment in respect of such amount as is paid up or credited as paid up on those Ordinary Shares held by them at that time, plus the payment in cash of US$5,000,000 on each such Ordinary Share.

(iii)	Acquisition of Deferred Ordinary Shares

The Company as agent for the Holders of Deferred Ordinary Shares shall have the irrevocable authority to authorise and instruct the Secretary (or any other person appointed for the purpose by the Directors) to acquire, or to accept the surrender of, the Deferred Ordinary Shares for no consideration and to execute on behalf of such Holders such documents as are necessary in connection with such acquisition or surrender, and pending such acquisition or surrender to retain the certificates, to the extent issued, for such Deferred Ordinary Shares. Any request by the Company to acquire, or for the surrender of, any Deferred Ordinary Shares may be made by the Directors depositing at the Office a notice addressed to such person as the Directors shall have nominated on behalf of the Holders of Deferred Ordinary Shares. A person whose shares have been acquired or surrendered in accordance with this article shall cease to be a Holder in respect of such Deferred Ordinary Shares but shall notwithstanding remain liable to pay the Company all monies which, at the date of acquisition or surrender, were payable by him or her to the Company in respect of such shares, but his or her liability shall cease if and when the Company has received payment in full of all such monies in respect of such shares. A notice issued pursuant to this paragraph shall be deemed to be validly issued notwithstanding the provisions of articles 141 to 146 inclusive.

(iv)	Voting

The Holders of Deferred Ordinary Shares shall not be entitled to receive notice of, nor attend, speak or vote at, any general meeting.

The rights attaching to the Deferred Ordinary Shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3(d).

(d)	The Directors are authorised to issue all or any of the authorised but unissued Preferred Shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and

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expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be:

(i)	redeemable at the option of the Company, or the Holders, or both, with the manner of the redemption to be set by the Board, and redeemable at such time or times, including upon a fixed date, and at such price or prices;

(ii)	entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes of shares or any other series;

(iii)	entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company; or

(iv)	convertible into, or exchangeable for, shares of any other class or classes of shares, or of any other series of the same or any other class or classes of shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors determine, which rights and restrictions may be as stated in such resolution or resolutions of the Directors as determined by them in accordance with this article. The Board may at any time before the allotment of any Preferred Share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such Preferred Shares.

The rights conferred upon the Holder of any pre-existing shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of Preferred Shares in accordance with this article.

(e)	~~An~~ Unless the Board specifically elects to treat such acquisition as a purchase for the purpose of the Acts, an Ordinary Share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire Ordinary Shares, or an interest in Ordinary Shares, from such third party. In these circumstances, the acquisition of such shares or interest in shares by the Company shall constitute the redemption of a Redeemable Share in accordance with ~~Part XI of~~ the ~~1990 Act~~Acts.

4.	~~4.~~Subject to the provisions of ~~Part XI of~~ the ~~1990 Act~~ Acts and the other provisions of this article, the Company may:

(a)	pursuant to ~~section 207 of~~ the ~~1990 Act~~Acts, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Holder on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors; or

(b)	subject to and in accordance with the provisions of the Acts and without prejudice to any relevant special rights attached to any class of shares, pursuant to ~~section 211 of~~ the ~~1990 Act~~Acts, purchase any of its own shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Holders or Holders of the same class) and may cancel any shares so purchased or hold them as treasury shares (as defined in ~~section 209 of~~ the ~~1990 Act~~Acts) and may reissue any such shares as shares of any class or classes; or

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(c)	pursuant to ~~Section 210 of~~ the ~~1990 Act~~Acts, convert any of its shares into redeemable shares; or

(d)	redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject to the foregoing, the Company may cancel any Shares so redeemed or may hold them as treasury shares and re-issue such treasury shares as Shares of any class or classes or cancel them.

5.	~~5.~~Without prejudice to any special rights previously conferred on the Holders of any existing shares or class of shares, any share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

6.	(a)~~6.~~	Without prejudice to the authority conferred on the Directors pursuant to article 3 to issue Preferred Shares and the Deferred Ordinary Shares in the capital of the Company, if at any time the share capital is divided into different classes of shares, the rights attached to any class may, whether or not the Company is being wound up, be varied or abrogated with the sanction of a Special Resolution passed at a separate general meeting of the Holders of the shares of that class, provided that, if the relevant class of Holders has only one Holder, that person present in person or by proxy, shall constitute the necessary quorum for such a meeting. To every such meeting the provisions of article 36 shall apply.

(b)	The redemption or purchase of Preferred Shares or any class of preferred shares shall not constitute a variation of rights of the preferred Holders where the redemption or purchase of the Preferred Shares has been authorised solely by a resolution of the ordinary Holders.

(c)	The issue, redemption or purchase of any of the Preferred Shares shall not constitute a variation of the rights of the Holders of Ordinary Shares.

(d)	The issue of Preferred Shares or any class of preferred shares which rank pari passu with, or junior to, any existing Preferred Shares or class of preferred shares shall not constitute a variation of the existing Preferred Shares or class of preferred shares.

7.	~~7.~~The rights conferred upon the Holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8.	(a)~~8.~~	Subject to the provisions of these articles relating to new shares, the shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Holders, but so that no share shall be issued at a discount save in accordance with ~~sections 26(5) and 28 of~~ the ~~1983 Act~~Acts, and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

(b)	Subject to any requirement to obtain the approval of Holders under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any

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class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

(c)	The Directors are, for the purposes of section ~~20~~ 1021 of the ~~1983~~ Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by ~~the said~~ section ~~20~~1021) up to the amount of Company’s authorised share capital and to allot and issue any shares purchased or redeemed by or on behalf of the Company pursuant to the provisions of ~~Part XI of~~ the ~~1990 Act~~ Acts and held as treasury shares and this authority shall expire five years from the date of the initial adoption of these articles (being 23 January 2014). The Company may before the expiry of such authority make an offer or agreement which would or might require ~~equity~~ relevant securities to be allotted after such expiry and the Directors may allot ~~equity~~ relevant securities in pursuance of such an offer or agreement notwithstanding that the authority hereby conferred has expired.

(d)	The Directors are hereby empowered pursuant to ~~sections 23 and 24(1) of~~ the ~~1983 Act~~ Acts to allot equity securities within the meaning of the ~~said section 23~~ Acts for cash pursuant to the authority conferred by paragraph (c) of this article as if ~~section 23(1) of~~ the ~~said 1983 Act~~ Acts did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this paragraph (d) had not expired.

(e)	Nothing in these articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by any allottee in favour of some other person.

9.	~~9.~~If by the conditions of allotment of any share the whole or part of the amount or issue price thereof shall be payable by instalments, every such instalment when due shall be paid to the Company by the person who for the time being shall be the Holder of the share.

10.	~~10.~~The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

11.	~~11.~~Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder.

12.	~~12.~~No person shall be entitled to a share certificate in respect of any Ordinary Share held by them in the share capital of the Company, whether such Ordinary Share was allotted or transferred to them, ~~and the Company shall not be bound to issue a share certificate to any such person entered in the Register~~unless so requested in accordance with the Acts.

13.	~~13.~~The Company shall not give, whether directly or indirectly and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company or in its holding company, except as permitted by ~~section 60 of~~ the ~~Act~~Acts.

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14.	(a)~~14.~~	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that share. The Directors, at any time, may declare any share to be wholly or in part exempt from the provisions of this article. The Company’s lien on a share shall extend to all monies payable in respect of it.

(b)	The Company may sell in such manner as the Directors determine any share on which the Company has a lien

(c)	if a sum in respect of which the lien exists is presently payable and is not paid within fourteen Clear Days after notice demanding payment, and stating that if the notice is not complied with the share may be sold, has been given to the Holder of the share or to the person entitled to it by reason of the death or bankruptcy of the Holder.

(d)	To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the share sold to, or in accordance with the directions of, the purchaser. The transferee shall be entered in the Register as the Holder of the share comprised in any such transfer and he shall not be bound to see to the application of the purchase monies nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

(e)	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the shares sold and subject to a like lien for any monies not presently payable as existed upon the shares before the sale) shall be paid to the person entitled to the shares at the date of the sale.

(f)	Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Holders or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Holder by the Company on or in respect of any Shares registered as mentioned above or for or on account or in respect of any Holder and whether in consequence of:

(i)	the death of such Holder;

(ii)	the non-payment of any income tax or other tax by such Holder;

(iii)	the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Holder or by or out of her estate; or

(iv)	any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of Shares under the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

(v)	the Company shall be fully indemnified by such Holder or her executor or administrator from all liability;

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(vi)	the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Holder for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Holder under or in consequence of any such law, together with interest at the rate of 15% per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;

(vii)	the Company may recover as a debt due from such Holder or his or her executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and

(viii)	the Company may if any such money is paid or payable by it under any such law as referred to above refuse to register a transfer of any Shares by any such Holder or her executor or administrator until such money and interest is set off or deducted as referred to above or in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.

Nothing in this Article 14 shall impose any liability or obligation on an Approved Nominee or on any Share held by an Approved Nominee acting in its capacity as such.

15.	(a)~~15.~~	Subject to the terms of allotment, the Directors may make calls upon the Holders in respect of any monies unpaid on their shares and each Holder (subject to receiving at least fourteen Clear Days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made.

(b)	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

(c)	The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

(d)	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Acts) but the Directors may waive payment of the interest wholly or in part.

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(e)	An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or as an instalment of a call, shall be deemed to be a call and if it is not paid the provisions of these articles shall apply as if that amount had become due and payable by virtue of a call.

(f)	Subject to the terms of allotment, the Directors may make arrangements on the issue of shares for a difference between the Holders in the amounts and times of payment of calls on their shares.

(g)	The Directors, if they think fit, may receive from any Holder willing to advance the same all or any part of the monies uncalled and unpaid upon any shares held by him, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate, not exceeding (unless the Company in general meeting otherwise directs) 15% per annum, as may be agreed upon between the Directors and the Holder paying such sum in advance.

(h)	(i)	If a Holder fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter and during such times as any part of the call or instalment remains unpaid, may serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

(ii)	The notice shall name a further day (not earlier than the expiration of fourteen Clear Days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

(iii)	If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited shares and not paid before forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder.

(iv)	On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the Holder sued is entered in the Register as the Holder, or one of the Holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Holder sued, in pursuance of these articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

(i)	A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the share to that person. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and thereupon he shall be registered as the Holder of the share and shall not be bound to see to the application of the

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purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

(j)	A person whose shares have been forfeited shall cease to be a Holder in respect of the forfeited shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by him to the Company in respect of the shares, without any deduction or allowance for the value of the shares at the time of forfeiture but his liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the shares.

(k)	A statutory declaration that the declarant is a Director or the Secretary of the Company, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share.

(l)	The provisions of these articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

(m)	The Directors may accept the surrender of any share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it has been forfeited.

(n)	If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register at such location or locations within or outside Ireland as the Board thinks fit. The original Register shall be treated as the Register for the purposes of these ~~Articles~~ articles and the Acts.

(o)	The Company, or any agent(s) appointed by it to maintain the duplicate Register in accordance with these ~~Articles~~articles, shall as soon as practicable and on a regular basis record or procure the recording in the original Register all transfers of Shares effected on any duplicate Register shall at all times maintain the original Register in such manner as to show at all times the Holders for the time being and the Shares respectively held by them, in all respects in accordance with the Acts.

TRANSFER OF SHARES

16.	(a)~~16.~~	The instrument of transfer which shall be in such form as the Board may approve, of any share may be executed with a manual signature or a facsimile signature for and on behalf of the transferor by the Secretary, an Assistant Secretary or any such person that the Secretary or an Assistant Secretary nominates for that purpose (whether in respect of specific transfers or pursuant to a general standing authorisation), and the Secretary, Assistant Secretary or the relevant nominee shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the Holders in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or the Secretary, Assistant Secretary or the relevant nominee as agent for the transferor, and by the transferee where required by the Act, be deemed to be a proper instrument of transfer for the purposes of ~~section 81 of~~ the ~~Act~~Acts. The transferor shall be deemed to remain the Holder of the share until the name of the

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transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

(b)	The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares. Nothing in this ~~Article~~ article 16(b) shall impose any liability or obligation on an Approved Nominee or on any Share held by an Approved Nominee acting in its capacity as such.

(c)	Notwithstanding the provisions of these articles and subject to any CSD Regulation or any regulations made under section 239 of the Companies Act 1990 or section 1086 of the Companies Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with any CSD Regulation or regulations made under section 239 of the ~~1990 Act or any regulations made thereunder~~Companies Act 1990 or section 1086 of the Companies Act. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

17.	~~17.~~Subject to such of the restrictions of these articles and to such of the conditions of issue of any share warrants as may be applicable, the shares of any Holder and any share warrant permitted to be issued by the Acts may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve.

18.	(a)~~18.~~	The Directors in their absolute discretion and without assigning any reason therefor may decline to register:

(i)	any transfer of a share which is not fully paid; or

(ii)	any transfer to or by a minor or person of unsound mind;

but this shall not apply to a transfer of such a share resulting from a sale of the share through a stock exchange on which the share is listed.

(b)	The Directors may decline to recognise any instrument of transfer unless:

(i)	the instrument of transfer is accompanied by any evidence the Directors may reasonably require to show the right of the transferor to make the transfer;

(ii)	the instrument of transfer is in respect of one class of share only;

(iii)	the instrument of transfer is in favour of not more than four transferees; and

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(iv)	it is lodged at the Office or at such other place as the Directors may appoint.

19.	~~19.~~If the Directors refuse to register a transfer, they shall, within two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

20.	(a)~~20.~~	The Directors may from time to time fix a record date for the purposes of determining the rights of Holders to notice of and/or to vote at any general meeting of the Company. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors, and the record date shall be not more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Directors, the record date for determining Holders entitled to notice of or to vote at a meeting of the Holders shall be the day immediately preceding the date on which the notice of the meeting is mailed. Unless the Directors determine otherwise, a determination of Holders of record entitled to notice of or to vote at a meeting of Holders shall apply to any adjournment or postponement of the meeting.

(b)	In order that the Directors may determine the Holders entitled to receive payment of any dividend or other distribution or allotment of any rights or the Holders entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 nor less than 10 days prior to such action. If no record date is fixed, the record date for determining Holders for such purpose shall be the day immediately preceding the date on which the notice of the meeting is mailed.

(c)	If the Register of Members is not so closed and no record date is fixed for the determination of Holders entitled to notice of or to vote at a meeting of Holders or Holders entitled to receive payment of a dividend, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Holders. When a determination of Holders entitled to vote at any meeting of Holders has been made as provided in these ~~Articles~~articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

21.	~~21.~~Registration of transfers may be suspended at such times and for such period, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine subject to the requirements of ~~section 121 of~~ the ~~Act~~Acts.

22.	~~22.~~All instruments of transfer shall upon their being lodged with the Company remain the property of the Company and the Company shall be entitled to retain them.

23.	~~23.~~Subject to the provisions of these articles, whenever as a result of a consolidation of shares or otherwise any Holders would become entitled to fractions of a share, the Directors may sell or cause to be sold, on behalf of those Holders, the shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale (subject to any applicable tax and abandoned property laws) in due proportion among those Holders, and the Directors may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

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TRANSMISSION OF SHARES

24.	~~24.~~In the case of the death of a Holder, the survivor or survivors where the deceased was a joint Holder, and the personal representatives of the deceased where he was a sole Holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him with other persons.

25.	~~25.~~Any person becoming entitled to a share in consequence of the death or bankruptcy or liquidation or dissolution of a Holder (or in any other way than by transfer) may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as herein provided, elect either to be registered himself as Holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the shares by that Holder before his death or bankruptcy, as the case may be.

26.	~~26.~~If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions and provisions of these articles relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the Holder had not occurred and the notice of transfer were a transfer signed by that Holder.

27.	~~27.~~A person becoming entitled to a share by reason of the death or bankruptcy or liquidation or dissolution of the Holder (or in any other case than by transfer) shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Holder of the share, except that he shall not, before being registered as a Holder in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to the meetings of the Company, so, however, that the Directors may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 90 days, the Directors may thereupon withhold payment of all dividends, bonuses or other monies payable in respect of the share until the requirements of the notice have been complied with.

28.	~~28.~~The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these ~~Articles~~ articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these ~~Articles~~ articles or the Companies Acts) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered Holder. This shall not preclude the Company from requiring the Holders or a transferee of Shares to furnish to the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company. The obligations of an Approved Nominee under this ~~Article~~ article 28 shall be limited to disclosure of such information relating to the beneficial ownership of any Share as has been recorded by it pursuant to arrangements entered into by the Company or approved by the Directors pursuant to which it was appointed an Approved Nominee.

ALTERATION OF CAPITAL

29.	~~29.~~The Company may from time to time by Ordinary Resolution increase the authorised share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

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30.	~~30.~~The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(b)	subdivide its existing shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association subject, nevertheless, to ~~section 68(1)(d) of~~ the ~~Act~~Acts. However, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived; or

(c)	cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled.

31.	~~31.~~The Company may by Special Resolution ~~reduce~~ (or by Ordinary Resolution where permitted by section 83 of the Act) reduce its company capital (including its share capital~~,~~  and any capital redemption reserve fund or ~~any~~ share premium account or any undenominated capital) in any way it thinks expedient and, without prejudice to the generality of the foregoing, may:

(a)	extinguish or reduce the liability on any of its shares in respect of share capital not paid up;

(b)	either with or without extinguishing or reducing liability on any of its shares, cancel any paid up company capital which is lost or unrepresented by available assets; and

(c)	either with or without extinguishing or reducing liability on any of its shares, pay off any unpaid company capital which is in excess of the wants of the Company and in relation to such reductions, the Company may by Special Resolution determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected.

~~in any manner and with and subject to any authorisation, and consent required, by law. Subject to the provisions~~ Subject to the provision of the Acts, the Company may:

(d)	~~(a)~~by Special Resolution change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these ~~Articles~~articles; and its

(e)	~~(b)~~by resolution of the Directors change the location of its registered office.

GENERAL MEETINGS

32.	~~32.~~The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. This article shall not apply in the case of the first general meeting, in respect of which the Company shall convene the meeting within the time periods required by the Act.

33.	~~33.~~Subject to ~~section 140 of~~ the ~~Act~~Acts, all general meetings of the Company may be held outside of Ireland.

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34.	~~34.~~All general meetings other than annual general meetings shall be called extraordinary general meetings.

35.	~~35.~~The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided in ~~section 132 of~~ the ~~Act~~Acts.

36.	~~36.~~All provisions of these articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class of shares in the capital of the Company, except that:

(a)	the necessary quorum shall be two or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) at least a majority in nominal value of the issued shares of the class or, at any adjourned meeting of such Holders, one Holder holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) at least a majority in nominal value of the issued shares of the class, shall be deemed to constitute a meeting;

(b)	any Holder of shares of the class present in person or by proxy may demand a poll; and

(c)	each Holder of shares of the class shall have one vote in respect of every share of the class held by him.

37.	~~37.~~A Director shall be entitled, notwithstanding that he is not a Holder, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company.

38.	~~38.~~The Board may, in its absolute discretion, authorise the Secretary to postpone any general meeting called in accordance with the provisions of these ~~Articles~~ articles (other than a meeting requisitioned under ~~Article~~ article 35 of these ~~Articles~~ articles or the postponement of which would be contrary to the Companies Acts, law or a court order pursuant to the Companies Acts) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement is given to each Holder before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Holder in accordance with the provisions of these ~~Articles~~articles

NOTICE OF GENERAL MEETINGS

39.	(a)~~39.~~	Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting and an extraordinary general meeting shall be called by not less than 21 Clear Days’ notice.

(b)	Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a Holder entitled to attend and vote is entitled to appoint one or more proxies to attend, speak and vote in his place and that a proxy need not be a Holder of the Company. It shall also give particulars of any Directors who are to retire at the meeting and of any persons who are recommended by the Directors for appointment or re-appointment as Directors at the meeting or in respect of whom notice has been duly given to the Company of the intention to propose them for appointment or re-appointment as Directors at the meeting. Provided that the latter requirement shall only apply where the intention to propose the person has been

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received by the Company in accordance with the provisions of these articles. Subject to any restrictions imposed on any shares, the notice of the meeting shall be given to all the Holders of the Company as of the record date set by the Directors and to the Directors and the ~~Auditors~~statutory auditors.

(c)	The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

40.	In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting. A Holder present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

41.	Where, by any provision contained in the Acts, extended notice is required of a resolution, the resolution shall not be effective (except where the Directors of the Company have resolved to submit it) unless notice of the intention to move it has been given to the Company not less than twenty-eight days (or such shorter period as the Acts permit) before the meeting at which it is moved, and the Company shall give to the Holders notice of any such resolution as required by and in accordance with the provisions of the Acts.

PROCEEDINGS AT GENERAL MEETINGS

42.	All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of ~~declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and Auditors, the election of Directors, the re-appointment of the retiring Auditors and the fixing of the remuneration of the Auditors.~~:

(a)	the consideration of the Company’s statutory financial statements and the report of the directors and the report of the statutory auditors on those statements and that report;

(b)	the review by the members of the Company’s affairs;

(c)	the declaration of a dividend (if any) of an amount not exceeding the amount recommended by the directors;

(d)	the authorisation of the directors to approve the remuneration of the statutory auditors;

(e)	the election and re-election of directors; and

(f)	(subject to sections 380 and 382 to 385 of the Companies Act) the appointment and re-appointment of the Auditors.

43.	At any annual general meeting of the Holders, only such nominations of persons for election to the Board shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual general meeting, and proposals of other business to be properly brought before an annual meeting, nominations and proposals of other business must be: (a) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly made at the annual general meeting, by or at the direction of the Board or (c) otherwise properly requested to be brought before the annual general meeting by

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a Holder of the Company in accordance with these articles. For nominations of persons for election to the Board or proposals of other business to be properly requested by a Holder to be made at an annual general meeting, a Holder must (i) be a Holder at the time of giving of notice of such annual general meeting by or at the direction of the Board and at the time of the annual general meeting, (ii) be entitled to vote at such annual general meeting and (iii) comply with the procedures set forth in these articles as to such business or nomination. The immediately preceding sentence shall be the exclusive means for a Holder to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company’s notice of meeting) before an annual general meeting of Holders.

44.	At any extraordinary general meeting of the Holders, only such business shall be conducted or considered, as shall have been properly brought before the meeting pursuant to the Company’s notice of meeting. To be properly brought before an extraordinary general meeting, proposals of business must be (a) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the extraordinary general meeting, by or at the direction of the Board, or (c) otherwise properly brought before the meeting by any Holders of the Company pursuant to the valid exercise of power granted to them under the Acts.

45.	Nominations of persons for election to the Board may be made at an extraordinary general meeting of Holders at which directors are to be elected pursuant to the Company’s notice of meeting (a) by or at the direction of the Board, (b) by any Holders of the Company pursuant to the valid exercise of power granted to them under the Acts, or (c) provided that the Board has determined that directors shall be elected at such meeting, by any Holder of the Company who (i) is a Holder at the time of giving of notice of such extraordinary general meeting and at the time of the extraordinary general meeting, (ii) is entitled to vote at the meeting and (iii) complies with the procedures set forth in these articles as to such nomination. The immediately preceding sentence shall be the exclusive means for a Holder to make nominations (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company’s notice of meeting) before an extraordinary general meeting of Holders.

46.	Except as otherwise provided by law, the memorandum of association or these articles, the Chairman of any general meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the general meeting was made or proposed, as the case may be, in accordance with these articles and, if any proposed nomination or other business is not in compliance with these articles, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

47.	No business shall be transacted at any general meeting unless a quorum is present. One or more Holders present in person or by proxy holding at least 50% of the issued and outstanding Shares of the Company entitled to vote at the meeting in question shall be a quorum.

48.	If within one hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Holders, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the Holders present shall be a quorum.

49.	If the Board wishes to make this facility available to Holders for a specific or all general meetings of the Company, a Holder may participate in any general meeting of the Company,

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by means of a telephone, video, electronic or similar communication equipment by way of which all persons participating in such meeting can communicate with each other simultaneously and instantaneously and such participation shall be deemed to constitute presence in person at the meeting.

50.	Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.

51.	The Chairman, if any, of the Board, and, if the Chairman is not present, such officer or other person as the Board shall designate, shall preside as chairman at every general meeting of the Company.

52.	The Chairman may, with the consent of any general meeting duly constituted hereunder, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have been transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

53.	Subject to the Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Holders if:

(a)	it is proposed by or at the direction of the Board; or

(b)	it is proposed at the direction of the Court; or

(c)	it is proposed on the requisition in writing of such number of Holders as is prescribed by, and is made in accordance with, ~~section 132 of~~ the ~~1963 Act~~Acts; or

(d)	it is proposed pursuant to, and in accordance with the procedures and requirements of, Articles 64 or 65; or

(e)	the Chairman of the meeting in her absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

54.	No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairman of the meeting in her absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

55.	If the Chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in her ruling. Any ruling by the Chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

56.	Except where a greater majority is required by the Acts or these articles or any applicable law or regulation to which the Company is subject, any question proposed for a decision of the Holders at any general meeting of the Company or a decision of any class of Holders at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.

57.	At any general meeting a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairman may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.

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58.	A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time, not being more than ten (10) days from the date of the meeting or adjourned meeting at which the vote was taken, as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

59.	No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll a Holder entitled to more than one (1) vote need not use all her votes or cast all the votes she uses in the same way.

60.	If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic submission has been authorised by the Holder or proxy.

61.	The Board may, and at any general meeting, the chairman of such meeting may make such arrangement and impose any requirement or restriction it or she considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with such arrangements, requirements or restrictions.

62.	Subject to ~~section 141 of~~ the ~~1963 Act~~Acts, a resolution in writing signed by all of the Holders for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the ~~1963 Act~~Acts. Any such resolution shall be served on the Company.

63.	Unless the Directors otherwise determine, no Holder shall be entitled to vote at any general meeting or any separate meeting of the Holders of any class of shares in the Company, either in person or by proxy, or to exercise any privilege as a Holder in respect of any share held by him unless all monies then payable by him in respect of that share have been paid.

ADVANCE NOTICE OF HOLDER BUSINESS AND NOMINATIONS

64.	Without qualification or limitation, subject to article 76, for any nominations or any other business to be properly brought before an annual general meeting by a Holder pursuant to article 43, the Holder must have given timely notice thereof (including, in the case of nominations, the completed and signed questionnaire, representation and agreement required by article 78), and timely updates and supplements thereof, in writing to the Secretary, and such other business must otherwise be a proper matter for Holder action.

65.	To be timely, a Holder’s notice for any nominations or any other business to be properly brought before an annual general meeting by a Holder pursuant to article 43 shall be delivered to the Secretary at the Office not earlier than the close of business on the 70th calendar day nor later than the 45th calendar day prior to the first anniversary of the day of release to shareholders of the Company’s proxy statement issued pursuant to section 14(a) of the Exchange Act in respect of the preceding year’s annual general meeting; however, in the event that no annual general meeting of the Shareholders was held in the previous year or the date of the annual general meeting is changed by more than 30 days from the date

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contemplated at the time of the previous year’s proxy statement, notice by the Holder must be so delivered not earlier than the close of business on the 100th calendar day prior to the date of such annual general meeting and not later than the close of business on (a) 75 calendar days prior to the day of the contemplated annual general meeting or (b) the 10th calendar day after the day on which public announcement of the date of the contemplated annual general meeting is first made by the Company; provided, further, that with respect to the first annual general meeting of the Company, notice by the Holder must be so delivered by the close of business on the day that is not less than ten days after the day on which public announcement of the date of such meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting, or the public announcement thereof, commence a new time period for the giving of a Holder’s notice as described above.

66.	Notwithstanding anything in article 65 to the contrary, in the event that the number of directors to be elected to the Board is increased by the Board, and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least 130 days prior to the first anniversary of the day of release to shareholders of the Company’s proxy statement issued pursuant to section 14(a) of the Exchange Act in respect of the preceding year’s annual general meeting, a Holder’s notice required by articles 64-67 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the Office not later than the close of business on the day that is ten days after the day on which such public announcement is first made by the Company.

67.	In addition, to be considered timely, a Holder’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the Office not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

68.	Subject to article 76, in the event the Company calls an extraordinary general meeting of Holders for the purpose of electing one or more directors to the Board, any Holder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, provided that the Holder gives timely notice thereof (including the completed and signed questionnaire, representation and agreement required by article 78), and timely updates and supplements thereof, in writing, to the Secretary.

69.	To be timely, a Holder’s notice for any nomination to be properly brought before such an extraordinary general meeting shall be delivered to the Secretary at the Office not earlier than the close of business on the 90th calendar day prior to the date of such extraordinary general meeting and not later than the later of the close of business on (i) the 60th calendar day before the date of the extraordinary general meeting or (ii) the date that is ten days after the day on which public announcement of the date of the extraordinary general meeting and of the nominees proposed by the Board to be elected at such meeting is first made by the Company. In no event shall any adjournment or postponement of an extraordinary general meeting, or the public announcement thereof, commence a new time period for the giving of a Holder’s notice as described above.

70.	In addition, to be considered timely, a Holder’s notice for any nomination to be properly brought before such an extraordinary general meeting shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in

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such notice shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the Office not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

71.	To be in proper form, a Holder’s notice (whether given pursuant to articles 64-67 or articles 68-70) to the Secretary must include the following, as applicable:

72.	As to the Holder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, a Holder’s notice must set forth: (i) the name and address of such Holder, as they appear on the Company’s books, of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith, (ii) (A) the class or series and number of shares of the Company which are, directly or indirectly, owned beneficially and of record by such Holder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (B) any option, warrant, convertible security, share appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Company, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Company, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Company, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Company, through the delivery of cash or other property, or otherwise, and without regard to whether the Holder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company (any of the foregoing, a “Derivative Instrument”), directly or indirectly owned beneficially by such Holder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Holder has a right to vote any class or series of shares of the Company, (D) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, involving such Holder, directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of shares of the Company by, manage the risk of share price changes for, or increase or decrease the voting power of, such Holder with respect to any class or series of shares of the Company, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of shares of the Company (any of the foregoing, a “Short Interest”), (E) any rights to dividends on shares of the Company owned beneficially by such Holder that are separated or separable from the underlying shares of the Company, (F) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Holder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (G) any performance-related fees (other than an asset-based fee) that such Holder is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, including

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without limitation any such interests held by Holders of such Holder’s immediate family sharing the same household, (H) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Company held by such Holder, and (I) any direct or indirect interest of such Holder in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), and (iii) any other information relating to such Holder and beneficial owner, if any, that would be required to be disclosed in a proxy statement and form or proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Where the Holder giving the notice is an Approved Nominee acting in its capacity as such, its obligations under this Article 72 shall be limited to disclosure of such information as has been recorded by it pursuant to arrangements entered into by the Company or approved by the Directors pursuant to which it was appointed as Approved Nominee.

73.	If the notice relates to any business other than a nomination of a director or directors that the Holder proposes to bring before the meeting, a Holder’s notice must, in addition to the matters set forth in article 72 above, also set forth: (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such Holder and beneficial owner, if any, in such business, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such proposal or business includes a proposal to amend these articles, the text of the proposed amendment), and (iii) a description of all agreements, arrangements and understandings between such Holder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such Holder.

74.	As to each person, if any, whom the Holder proposes to nominate for election or re-election to the Board, a Holder’s notice must, in addition to the matters set forth in article 72 above, also set forth: (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Holder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K under the Exchange Act if the Holder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

75.	As to each person, if any, whom the Holder proposes to nominate for election or re-election to the Board, a Holder’s notice must, in addition to the matters set forth in articles 72 and 74 above, also include a completed and signed questionnaire, representation and agreement required by article 78 of these articles. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable Holder’s understanding of the independence, or lack thereof, of such nominee.

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76.	Notwithstanding the provisions of these articles, a Holder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in articles 64-78; provided, however, that any references in these articles to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the separate and additional requirements set forth in these articles with respect to nominations or proposals as to any other business to be considered pursuant to these articles.

77.	Nothing in these articles shall be deemed to affect any rights (i) of Holders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act if such Rule is applicable to the Company, (ii) of the Holders of any series of preferred shares if and to the extent provided for under law, the memorandum of association or these articles or (iii) of Holders of the Company to bring business before an extraordinary general meeting pursuant to the valid exercise of power granted to them under the Acts. Subject to Rule 14a-8 under the Exchange Act if such Rule is applicable to the Company, nothing in these articles shall be construed to permit any Holder, or give any Holder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of director or directors or any other business proposal.

78.	Subject to the rights of Holders of the Company to propose nominations at an extraordinary general meeting pursuant to the valid exercise of power granted to them under the Acts, to be eligible to be a nominee for election or re-election as a director of the Company, a person must deliver (in accordance with the time periods prescribed for delivery of notice under articles 64-76) to the Secretary at the Office a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Company or its subsidiaries that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Company publicly disclosed from time to time.

VOTES OF HOLDERS

79.	Subject to any special rights or restrictions as to voting for the time being attached by or in accordance with these articles to any class of shares, on a poll every Holder who is present in person or by proxy shall have one vote for each share of which he is the Holder.

80.	When there are joint Holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

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81.	A Holder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder, may vote, whether on a show of hands or on a poll, by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy on a show of hands or on a poll. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these articles for the receipt of appointments of proxy, not less than forty-eight hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable.

82.	No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

83.	Votes may be given either personally or by proxy.

84.	(a)	Every Holder entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form consistent with the Acts which the Directors may approve and, if required by the Company, shall be signed by or on behalf of the appointor. In relation to written proxies, a body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a Holder of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve. An instrument of other form of communication appointing or evidencing the appointment of a proxy or a corporate representative (other than a standing proxy or representative) together with such evidence as to its due execution as the board may from time to time require, may be returned to the address or the addresses stated in the notice of meeting or adjourned meeting or any other information or communication by such time or time as may be specified in the notice of meeting or adjourned meeting or in any other such information or communication (which times may differ when more than one place is so specified) or, if no such time is specified, at any time prior to the holding of the relevant meeting or adjourned meeting at which the appointee proposes to vote, and, subject to the Acts, if not so delivered the appointment shall be treated as valid.

(b)	Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.

(c)	Without limiting the foregoing, in relation to any shares which are held in uncertificated form, the Directors may from time to time permit appointments of a proxy to be made by means of electronic communication in the form of an Uncertificated Proxy Instruction, (that is, a properly authenticated dematerialised

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instruction, and or other instruction or notification, which is sent by means of the relevant system concerned and received by such participant in that system acting on behalf of the Company as the Directors may prescribe in such form and subject to such terms and conditions as may from time to time be prescribed by the Directors (subject always to the facilities and requirements of the relevant system concerned)); and may in a similar manner permit supplements to, or amendments or revocations of, any such Uncertificated Proxy Instruction to be made by like means. The Directors may in addition prescribe the method of determining the time at which any such properly authenticated dematerialised instruction (and or other instruction or notification) is to be treated as received by the Company or such participant. The Directors may treat any such Uncertificated Proxy Instruction which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of a person sending that instruction to send it on behalf of that Holder.

85.	Any body corporate which is a Holder of the Company may authorise such person or persons as it thinks fit to act as its representative at any meeting of the Company or of any class of Holders of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual Holder of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

86.	An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

87.	Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Holder from attending and voting at the meeting or at any adjournment thereof. An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

88.	(a)	A vote given or poll demanded in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, ~~at least one hour~~ before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts; provided, however, that where such intimation is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting.

(b)	The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the Holders forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

(c)	Subject to the foregoing, a Holder may appoint a proxy by means of an “omnibus” or “enduring” proxy with or without a power of substitution. Such “omnibus” or “enduring” proxy may provide that all persons who appear in a specified register

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maintained by an Approved Nominee (each a “specified holder”) may act as proxy for so long as the name of the specified holder appears in the specified Approved Nominee register in respect of the relevant number of Shares which appear opposite the name of the specified holder in the Approved Nominee register from time to time (the “Relevant Shares”) in relation to all meetings of the Company, and if any specified holder does not attend a meeting of the Company, the relevant Holder may appoint such other persons as may be nominated by the specified holder from time to time in accordance with the proxy registration system for specified holders as the Holder’s proxy in relation to all meetings of the Company in respect of the Relevant Shares.

89.	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

90.	Subject to ~~section 141 of~~ the ~~1963 Act~~Acts, a resolution in writing signed by all of the Holders for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the ~~1963 Act~~Acts. Any such resolution shall be served on the Company.

DIRECTORS

91.	The number of Directors shall not be less than two nor more than eleven. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment. If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum due to the failure of any Directors to be re-elected, then in those circumstances, the two Directors who receive the highest number of votes in favour of re-election shall be re-elected and shall remain Directors until such time as additional Directors have been appointed to replace them as Directors. If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum in any circumstances where one Director is re-elected, then that Director shall hold office until the next annual general meeting and the Director which (excluding the re-elected Director) receives the highest number of votes in favour of re-election shall be re-elected and shall remain a Director until such time as one or more additional Directors have been appointed to replace him or her. If there are no Director or Directors able or willing to act then any two Holders may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to the provisions of the Acts and these articles) only until the conclusion of the annual general meeting of the Company next following such appointment unless he is re-elected during such meeting.

92.	Each Director shall be paid a fee for their services at such rate as may from time to time be determined by the Board. The Directors may also be paid all travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or in connection with the business of the Company.

93.	If any Director shall be called upon to perform extra services as a Director which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, the Company may remunerate such Director either by a fixed sum or otherwise as may be

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determined by a resolution passed at a meeting of the Directors and such remuneration may be either in addition to or in substitution for any other remuneration to which he may be entitled as a Director.

94.	No shareholding qualification for Directors shall be required. A Director (whether or not a Holder of the Company) shall be entitled to attend and speak at general meetings.

95.	Unless the Company otherwise directs, a Director of the Company may be or become a director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as Holder or otherwise, and no such director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other company.

BORROWING POWERS

96.	Subject to ~~Part III of~~ the ~~1983 Act~~Acts, the Directors may exercise all the powers of the Company to borrow or raise money, and to mortgage or charge its undertaking, property, assets and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

POWERS AND DUTIES OF THE DIRECTORS

97.	The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Acts or by these articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these articles and to the provisions of the Acts. No resolution made by the Company in general meeting shall invalidate any prior act of the directors that would have been valid if that resolution had not been made.

98.	The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

99.	The Company may ~~exercise the powers conferred by section 41 of the Act with regard to having~~ have for use in any place abroad an official seal ~~for use abroad and such powers shall be vested in the Directors~~.

100.	A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with ~~section 194 of~~ the ~~Act~~Acts.

101.	A Director may vote in respect of any contract, appointment or arrangement in which he is interested, and he shall be counted in the quorum present at the meeting.

102.	A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other company in which the Company may be interested (other than the office of statutory auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the

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Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any such other company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

103.	The Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.

104.	Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, but nothing herein contained shall authorise a Director or his firm to act as statutory auditor to the Company.

105.	A Director may use the property of the Company pursuant to or in connection with: the exercise or performance of his or her duties, functions, and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director’s own benefit or for the benefit of another person.

106.	As recognised by section 228(1)(e) of the Companies Act, the Directors may agree to restrict their power to exercise independent judgment but only where this has been expressly approved by a resolution of the board of directors of the Company.

107.	~~105.~~All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

108.	~~106.~~The Directors shall cause minutes to be made in books provided for the purpose:

(a)	of all appointments of officers made by the Directors;

(b)	of the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

109.	~~107.~~The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding company and the spouses, widows, widowers, domestic partners, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance

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the interests and ~~well-being~~ wellbeing of the Company or of any such other company as aforesaid, or its Holders, and payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object; provided that any Director shall be entitled to retain any benefit received by him under this article, subject only, where the Acts require, to disclosure to the Holders and the approval of the Company in general meeting.

DISQUALIFICATION OF DIRECTORS

110.	~~108.~~The office of a Director shall be vacated ipso facto if the Director:

(a)	is restricted or disqualified to act as a Director under the provisions of ~~Part VII of~~ the ~~1990 Act~~Acts; or

(b)	resigns his office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or

(c)	is removed from office under article ~~112~~114.

APPOINTMENT, ROTATION AND REMOVAL OF DIRECTORS

111.	~~109.~~At every annual general meeting of the Company, all of the Directors shall retire from office unless re-elected by Ordinary Resolution at the annual general meeting. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

112.	~~110.~~Every Director shall be eligible to stand for re-election at an annual general meeting.

113.	~~111.~~The Company may from time to time by Special Resolution increase or reduce the maximum number of Directors.

114.	~~112.~~The Company may, by Ordinary Resolution, ~~of which extended notice has been given~~ in accordance with ~~section 142 of~~ the ~~Act~~Acts, remove any Director before the expiration of his period of office notwithstanding anything in these articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

115.	~~113.~~The Company may, by Ordinary Resolution, appoint another person in place of a Director removed from office under article 91 and without prejudice to the powers of the Directors under article 86 the Company in general meeting by Ordinary Resolution may appoint any person to be a Director either to fill a casual vacancy or as an additional Director, subject to the maximum number of Directors set out in article 91.

116.	~~114.~~The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors. A Director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such Director shall vacate office at the conclusion thereof.

PROCEEDINGS OF DIRECTORS

117.	(a)~~115.~~	The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they may think fit. The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors in office at the time when the meeting is convened. Questions arising at any meeting of

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the Directors or any committee thereof shall be decided by a majority of votes. Each director present and voting shall have one vote.

(b)	Any Director may participate in a meeting of the Directors or committee thereof by means of telephonic or other such communication whereby all persons participating in the meeting can hear each other speak, and participation in a meeting in this manner shall be deemed to constitute presence in person at such meeting and any Director may be situated in any part of the world for any such meeting.

(c)	A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which he or she is interested and he or she shall be at liberty to vote in respect of any contract, transaction or arrangement in which she is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him/her in accordance with ~~Article~~ article 102, at or prior to its consideration and any vote thereon.

118.	~~116.~~The Chairman or a majority of the Directors may, and the Secretary on the requisition of the Chairman or a majority of the Directors shall, at any time summon a meeting of the Directors.

119.	~~117.~~The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to these articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

120.	~~118.~~The Directors may elect a Chairman of their meetings and determine the period for which he is to hold office. The Chairman shall be selected from among the Holders of the Board of Directors. However, if no such Chairman is elected, or if at any meeting the Chairman is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be Chairman of the meeting.

121.	~~119.~~In the event of tie vote with respect to any resolution of the Board of Directors, the Chairman shall not have a casting or deciding vote.

122.	~~120.~~The Board may from time to time designate committees of the Board and may delegate any of its powers (with power to sub-delegate) to such committees, with such powers and duties as the Board may decide to confer on such committees and shall, for those committees and any others provided for herein, elect a director or directors to serve as the Holder or Holders, designating, if it desires, other directors as alternate Holders who may replace any absent or disqualified Holder at any meeting of the committee. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Adequate provision shall be made for notice to committee Holders of all meetings; a majority of the committee Holders shall constitute a quorum; and all matters shall be determined by a majority vote of the committee Holders present. Action may be taken by any committee without a meeting if all committee Holders thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committees.

123.	~~121.~~A committee may elect a chairman of its meeting. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the Holders present may choose one of their number to be chairman of the meeting.

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124.	~~122.~~All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

125.	~~123.~~Notwithstanding anything in these articles or in the Acts which might be construed as providing to the contrary, notice of every meeting of the Directors shall be given to all Directors either by mail not less than 48 hours before the date of the meeting, by telephone, email, or any other electronic means on not less than 24 hours’ notice, or on such shorter notice as person or persons calling such meeting may, upon advice of the Company’s counsel, deem necessary or appropriate and which is reasonable in the circumstances. Any director may waive any notice required to be given under these articles, and the attendance of a director at a meeting shall be deemed to be a waiver by such Director.

126.	~~124.~~A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents.

127.	~~125.~~The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as it may think fit and any Secretary so appointed may be removed by the Board.

128.	~~126.~~A provision of the Companies Acts or these ~~Articles~~ articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

THE SEAL

129.	(a)~~127.~~	The Directors shall ensure that the Seal (including any official securities seal kept pursuant to the Acts) shall be used only by the authority of the Directors or of a committee authorised by the Directors and that every instrument to which the seal shall be affixed shall be signed by a Director or some other person appointed by the Directors for that purpose.

(b)	The Company may exercise the powers conferred by the Acts with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

DIVIDENDS AND RESERVES

130.	~~128.~~The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

131.	~~129.~~The Directors may from time to time pay to the Holders such interim dividends as appear to the Directors to be justified by the profits of the Company.

132.	~~130.~~No dividend or interim dividend shall be paid otherwise than in accordance with the provisions of ~~Part IV of~~ the ~~1983 Act~~Acts.

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133.	~~131.~~The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

134.	~~132.~~Subject to the rights of persons, if any, entitled to shares with special rights as to dividend, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

135.	~~133.~~The Directors may deduct from any dividend payable to any Holder all sums of money (if any) immediately payable by him to the Company in relation to the shares of the Company.

136.	~~134.~~Any general meeting declaring a dividend or bonus and any resolution of the Directors declaring an interim dividend may direct payment of such dividend or bonus or interim dividend wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Holders upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

137.	~~135.~~Any dividend or other monies payable in respect of any share may be paid by cheque or warrant sent by post, at the risk of the person or persons entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the Holders Register or to such person and to such address as the Holder or joint Holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other monies payable in respect of the share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Holder who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods. In respect of shares in uncertificated form, where the Company is authorized to do so by or on behalf of the Holder or joint Holders in such manner as the Company shall from time to time consider sufficient, the Company may also pay any such dividend, interest or other monies by means of the relevant system concerned (subject always to the facilities and requirements of that relevant system). Every such payment made by means of the relevant system shall be made in such manner as may be consistent with the facilities and requirements of the relevant system concerned. Without prejudice to the generality of the foregoing, in respect of shares in uncertificated form, such payment may include the sending by the Company or by any person on its behalf of an instruction to the operator of the relevant system to credit the cash memorandum account of the Holder or joint Holders.

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138.	~~136.~~No dividend shall bear interest against the Company.

139.	~~137.~~If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other monies payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

ACCOUNTS

140.	(a)~~138.~~	The Directors shall cause ~~to be kept proper books of account, whether in the form of documents, electronic form or otherwise, that:~~the Company to keep adequate accounting records which are sufficient to-

(i)	correctly record and explain the transactions of the Company;

(ii)	~~will~~ enable at any time ~~enable~~ , the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;

(iii)	~~will~~ enable the Directors to ensure that any ~~balance sheet, profit and loss account or income and expenditure account~~ financial statements of the Company and any directors’ report, required to be prepared under the Acts, complies with the requirements of the Acts and, where applicable article 4 of the IAS Regulation; and

(iv)	~~will~~ enable ~~the accounts~~ those financial statements of the Company to be ~~readily and properly~~ audited.

~~Books of account~~ Accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year in accordance with the Acts. ~~Proper books of account shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.~~

The Company may send ~~by post, electronic mail or any other means of electronic communication~~ a summary financial statement to its Holders or persons nominated by any Holder~~. The~~  and the Company may meet, but shall be under no obligation to meet, any request from any of its Holders to be sent additional copies of ~~its full report and accounts or~~ the documents required to be sent to Holders by the Acts or any summary financial statement or other communications with its Holders.

~~(b)~~	~~The books of account shall be kept at the Office or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.~~

~~(c)~~	~~In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such profit and loss accounts, balance sheets, group accounts and reports as are required by the Acts to be prepared and laid before such meeting.~~

~~(d)~~	~~A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other~~

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~~means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.~~

~~139.~~The Directors shall determine from time to time whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Holders, not being Directors, and no Holder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Acts or authorised by the Directors or by the Company in general meeting. No Holder shall be entitled to require discovery of or any information respecting any detail of the Company’s trading, or any matter which is or may be in the nature of a trade secret, mystery of trade, or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Directors it would be inexpedient in the interests of the Holders of the Company to communicate to the public.

CAPITALISATION OF PROFITS

141.	~~140.~~Without prejudice to any powers conferred on the Directors as aforesaid and subject to the Directors’ authority to issue and allot shares under articles 8(c) and 8(d), the Directors or any duly appointed committee thereof may resolve to capitalise all or any part of ~~the~~ any amount for the time being standing to the credit of any of the Company’s reserve accounts (including , but not limited to, any capital redemption reserve fund, capital conversion reserve, share premium account , or other reserve account not available for distribution) or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those Holders of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions). Whenever such a resolution is passed in pursuance of this article, the Directors shall make all appropriations and applications of the amounts resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any.

142.	~~141.~~Without prejudice to any powers conferred on the Directors by these articles, and subject to the Directors’ authority to issue and allot shares under articles 8(c) and 8(d), the Directors may resolve that any sum for the time being standing to the credit of any of the Company’s reserve accounts (including any reserve account available for distribution) or to the credit of the profit and loss account be capitalised and applied on behalf of the Holders who would have been entitled to receive that sum if it had been distributed by way of dividend (and in the same proportions) either in or towards paying up amounts for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to the sum capitalised (such shares or debentures to be allotted and distributed and credited as fully paid up to and amongst such Holders in the proportions aforesaid) or partly in one way and partly in another, so, however, that the only purposes for which sums standing to the credit of the capital redemption reserve fund , the capital conversion reserve or the share premium account shall be applied shall be those permitted by the Acts.

143.	~~142.~~The Directors may from time to time at their discretion, subject to the provisions of the Acts and, in particular, to their being duly authorised pursuant to ~~section 20 of~~ the ~~1983 Act~~Acts, to allot the relevant shares, offer to the Holders of Ordinary Shares the right to elect to receive in lieu of any dividend or proposed dividend or part thereof an allotment of additional Ordinary Shares credited as fully paid. In any such case the following provisions shall apply.

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(i)	The basis of allotment shall be determined by the Directors so that, as nearly as may be considered convenient in the Directors’ absolute discretion, the value (calculated by reference to the average quotation) of the additional Ordinary Shares (excluding any fractional entitlement) to be allotted in lieu of any amount of dividend shall equal such amount. For such purpose the “average quotation” of an Ordinary Share shall be the average of the five amounts resulting from determining whichever of the following ((A), (B) or (C) specified below) in respect of Ordinary Shares shall be appropriate for each of the first five business days on which Ordinary Shares are quoted “ex” the relevant dividend and as determined from the information published by the NASDAQ reporting the dealings on NASDAQ on each of these five business days:

(A)	if there shall be more than one dealing reported for the day, the average of the prices at which such dealings took place; or

(B)	if there shall be only one dealing reported for the day, the price at which such dealing took place; or

(C)	if there shall not be any dealing reported for the day, the average of the closing bid and offer prices for the day;

and if there shall be only a bid (but not an offer) or an offer (but not a bid) price reported, or if there shall not be any bid or offer price reported, for any particular day then that day shall not count as one of the said five business days for the purposes of determining the average quotation. If the means of providing the foregoing information as to dealings and prices by reference to which the average quotation is to be determined is altered or is replaced by some other means, then the average quotation shall be determined on the basis of the equivalent information published by the relevant authority in relation to dealings on the NASDAQ or its equivalent.

(ii)	The Directors shall give notice in writing (whether in electronic form or otherwise) to the Holders of Ordinary Shares of the right of election offered to them and shall send with or following such notice forms of election and specify the procedure to be followed and the place at which, and the latest date and time by which, duly completed forms of election must be lodged in order to be effective. The Directors may also issue forms under which Holders may elect in advance to receive new Ordinary Shares instead of dividends in respect of future dividends not yet declared (and, therefore, in respect of which the basis of allotment shall not yet have been determined).

(iii)	The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on Ordinary Shares in respect of which the right of election as aforesaid has been duly exercised (the “Subject Ordinary Shares”) and in lieu thereof additional Ordinary Shares (but not any fraction of a share) shall be allotted to the Holders of the Subject Ordinary Shares on the basis of allotment determined aforesaid and for such purpose the Directors shall capitalise, out of such of the sums standing to the credit of any of the Company’s reserves (including any capital redemption reserve fund or share premium account) or to the credit of the profit and loss account as the Directors may determine, a sum equal to the aggregate nominal amount of additional Ordinary Shares to be allotted on such basis and apply the same in paying up in full the appropriate number of unissued

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Ordinary Shares for allotment and distribution to and amongst the Holders of the Subject Ordinary Shares on such basis.

144.	(a)~~143.143.~~ The additional Ordinary Shares allotted pursuant to articles ~~140,~~ 141 ~~or~~ , 142 or 143 shall rank pari passu in all respects with the fully paid Ordinary Shares then in issue save only as regards participation in the relevant dividend or share election in lieu.

(b)	The Directors may do all acts and things considered necessary or expedient to give effect to any capitalisation pursuant to articles ~~140,~~ 141 ~~or~~ , 142 or 143 with full power to the Directors to make such provisions as they think fit where shares would otherwise have been distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are disregarded and the benefit of fractional entitlements accrues to the Company rather than to the Holders concerned). The Directors may authorise any person to enter on behalf of all the Holders interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

(c)	The Directors may on any occasion determine that rights of election shall not be offered to any Holders of Ordinary Shares who are citizens or residents of any territory where the making or publication of an offer of rights of election or any exercise of rights of election or any purported acceptance of the same would or might be unlawful, and in such event the provisions aforesaid shall be read and construed subject to such determination.

AUDIT

145.	~~144.Auditors~~ Statutory auditors shall be appointed and their duties regulated in accordance with ~~sections 160 to 163 of~~ the ~~Act~~ Acts or any statutory amendment thereof.

NOTICES

146.	~~145.~~Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

147.	(a)~~146.~~	A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any Holder by the Company:

(i)	by handing same to him or his authorised agent;

(ii)	by leaving the same at his registered address;

(iii)	by sending the same by the post in a pre-paid cover addressed to him at his registered address; or

(iv)	by sending the notice or document by means of electronic mail or making it available by other means of electronic communication approved by the Directors (including placing a copy of the notice or document on the website of the Company) PROVIDED THAT any Holder may require the Company to send him a physical copy of the notice or document by requesting the Company to do so PROVIDED FURTHER HOWEVER that such request is made after the date of adoption of this article and it may not take effect until 5 days after written notice of the request is received by the Company.

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(b)	For the purposes of these articles and the Act, a document shall be deemed to have been sent to a Holder if a notice is given, served, sent or delivered to the Holder and the notice specifies the website or hotlink or other electronic link at or through which the Holder may obtain a copy of the relevant document.

(c)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(i) or (ii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Holder or his authorised agent, or left at his registered address (as the case may be).

(d)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

(e)	Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iv) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after despatch.

(f)	Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Holder shall be bound by a notice given as aforesaid if sent to the last registered address of such Holder, or, in the event of notice given or delivered pursuant to sub-paragraph (a)(iv), if sent to the address notified by the Company by the Holder for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Holder.

(g)	Notwithstanding anything contained in this article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Ireland.

(h)	Without prejudice to the provisions of sub-paragraphs (a)(i) and (ii) of this article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement and such notice shall be deemed to have been duly served on all Holders entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

148.	~~147.~~A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.

149.	(a)~~148.~~	Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title.

(b)	A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a Holder by sending or delivering it, in any manner authorised by these articles for the giving of notice to a Holder, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

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~~149.~~	~~The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.~~

150.	A Holder present, either in person or by proxy, at any meeting of the Company or the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

WINDING UP

151.	If the Company shall be wound up and the assets available for distribution among the Holders as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Holders in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the Holders shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Holders in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively provided, however, that this article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

152.	(a)	In case of a sale by the liquidator under section ~~260~~ 601 of the Companies Act, the liquidator may by the contract of sale agree so as to bind all the Holders for the allotment to the Holders directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Holders conferred by the said section.

(b)	The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

153.	If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the Holders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the Holders or different classes of Holders. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no Holder shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

154.	(a)	Subject to the provisions of and so far as may be admitted by the Acts, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgement is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with

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any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

(b)	The Directors shall have power to purchase and maintain for any Director, the Secretary or any employees of the Company or its subsidiaries insurance against any such liability as referred to in section ~~200~~ 235 of the Companies Act.

(c)	As far as is permissible under the Acts, the Company shall indemnify any current or former executive officer of the Company (excluding any present or former Directors of the Company or Secretary of the Company), or any person who is serving or has served at the request of the Company as a director or executive officer of another company, joint venture, trust or other enterprise, including any Company subsidiary (each individually, a “Covered Person”), against any expenses, including attorney’s fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he or she was or is threatened to be made a party, or is otherwise involved (a “proceeding”), by reason of the fact that he or she is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person’s duty to the Company, or (b) such Covered Party’s conscious, intentional or wilful breach of the obligation to act honestly and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of statutory auditor in relation to the Company.

(d)	In the case of any threatened, pending or completed action, suit or proceeding by or in the name of the Company, the Company shall indemnify each Covered Person against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company, or for conscious, intentional or wilful breach of his or her obligation to act honestly and in good faith with a view to the best interests of the Company, unless and only to the extent that the High Court of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of statutory auditor in relation to the Company.

(e)	Any indemnification under this article (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in this article. Such determination shall be made by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defence of any proceeding, or in defence of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without necessity of authorisation in the specific case.

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(f)	As far as permissible under the Acts, expenses, including attorneys’ fees, incurred in defending any proceeding for which indemnification is permitted pursuant to this article shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by the particular indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company pursuant to these articles.

(g)	It being the policy of the Company that indemnification of the persons specified in this article shall be made to the fullest extent permitted by law, the indemnification provided by this article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these articles, any agreement, any insurance purchased by the Company, vote of Holders or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth. As used in this article, references to the “Company” include all constituent companies in a scheme of arrangement, consolidation or merger in which the Company or a predecessor to the Company by scheme of arrangement, consolidation or merger was involved. The indemnification provided by this article shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of their heirs, executors, and administrators.

UNTRACED HOLDERS

155.	(a)	The Company shall be entitled to sell at the best price reasonably obtainable any share or stock of a Holder or any share or stock to which a person is entitled by transmission if and provided that:

(i)	for a period of twelve years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Holder or to the person entitled by transmission to the share or stock at his address on the Register or other last known address given by the Holder or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Holder or the person entitled by transmission; and

(ii)	at the expiration of the said period of twelve years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in paragraph (a) of this article is located of its intention to sell such share or stock; and

(iii)	the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Holder or person entitled by transmission.

(b)	To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share or stock and such instrument of transfer shall be as effective as if it had been executed by the registered Holder of or person entitled by transmission to such share or stock. The Company shall account to the Holder or other person entitled to such share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a

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permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Holder or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

(c)	To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any share of any Holder and any unclaimed cash payments relating to such share in any manner which it sees fit, including (but not limited to) transferring or selling such share and transferring to third parties any unclaimed cash payments relating to such share.

(d)	The Company may only exercise the powers granted to it in sub-paragraph (a) above in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in the Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant Holder of the Company.

(e)	Any stock transfer form to be executed by the Company in order to sell or transfer a share pursuant to sub-paragraph (a) may be executed in accordance with article.

DESTRUCTION OF DOCUMENTS

156.	The Company may implement such document destruction policies as it so chooses in relation to any type of documents (whether in paper, electronic or other formats), and in particular (without limitation to the foregoing) may destroy:

(a)	any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

(b)	any instrument of transfer of shares which has been registered, at any time after the expiry of six years from the date of registration; and

(c)	any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it,

and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(i)	the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(ii)	nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

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(iii)	references in this article to the destruction of any document include references to its disposal in any manner.

BUSINESS COMBINATION

157.	(a)	Notwithstanding anything to the contrary contained in these articles, but subject to applicable law, the Company shall not engage in any business combination with any Interested Holder for a period of three years following the time that such Holder became an Interested Holder, unless:

(i)	prior to such time the Directors approved either the business combination or the transaction which resulted in the Holder becoming an Interested Holder;

(ii)	upon consummation of the transaction which resulted in the Holder becoming an Interested Holder, the Interested Holder owned at least 85% of the voting shares of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the voting shares outstanding (but not the outstanding voting shares owned by the Interested Holder) those shares owned (A) by persons who are directors and also officers and (B) employee shares plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(iii)	at or subsequent to such time the business combination is approved by the Directors and authorised by way of shareholders holding not less than two thirds of the issued share capital of the Company without the Interested Holder.

(b)	The Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this article, including, without limitation, (i) whether a Person is an Interested Holder, (ii) the number of shares or other securities beneficially owned by any Person, (iii) whether a Person is an Affiliate or Associate of another, and (iv) the fair market value of the Company’s securities or securities of any subsidiary of the Company, and the good faith determination of the Directors on such matters shall be conclusive and binding for all the purposes of this article.

(c)	As used in this article only, the term:

(i)	“Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another person.

(ii)	“Associate”, when used to indicate a relationship with any person, means: (A) any company, partnership, unincorporated association or other entity of which such person is a director, executive officer, partner or general partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares; (B) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (C) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(iii)	“Business combination”, when used in reference to any company and any Interested Holder of such company, means:

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(A)	any scheme of arrangement, merger or consolidation of the Company or any direct or indirect majority-owned subsidiary of the Company with (1) the Interested Holder, or (2) any other company, partnership, unincorporated association or other entity if the scheme of arrangement, merger or consolidation is caused by the Interested Holder;

(B)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a Holder of such company, to or with the Interested Holder, whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-owned subsidiary of the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding shares of the Company;

(C)	any transaction which results in the issuance or transfer by the Company or by any direct or indirect majority-owned subsidiary of the Company of any shares of the Company or of such subsidiary to the Interested Holder, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of such company or any such subsidiary which securities were outstanding prior to the time that the Interested Holder became such; (2) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of such company or any such subsidiary which security is distributed, pro rata to all Holders of a class or series of shares of such company subsequent to the time the Interested Holder became such; (3) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all Holders of said shares; or (4) any issuance or transfer of shares by the Company; provided however, that in no case under items (3) and (4) of this subparagraph shall there be an increase in the Interested Holder’s proportionate share of the shares of any class or series of the Company or of the voting shares of the Company;

(D)	any transaction involving the Company or any direct or indirect majority-owned subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate share of the shares of any class or series, or securities convertible into the shares of any class or series, of the Company or of any such subsidiary which is owned by the Interested Holder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of shares not caused, directly or indirectly, by the Interested Holder; or

(E)	any receipt by the Interested Holder of the benefit, directly or indirectly (except proportionately as a Holder of such company), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (A)-(D) of this paragraph) provided by or through the Company or any direct or indirect majority-owned subsidiary.

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(iv)	“Control”, including the terms “controlling”, “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting shares of any company, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this article, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(v)	“Interested Holder” means any Person, including its Affiliates and Associates (other than the Company and any direct or indirect majority-owned subsidiary of the Company), that is, or was at any time within the three-year period immediately prior to the date in question, the Owner of 20% or more of the outstanding voting shares of the Company; provided, however, that the term “Interested Holder” shall not include any person whose ownership of shares in excess of the 20% limitation set forth herein is the result of action taken solely by the Company; provided that such person shall be an Interested Holder if thereafter such person acquires additional voting shares of the Company, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Holder, the voting shares of the Company deemed to be outstanding shall include shares deemed to be owned by the person through application of (viii) of this subsection but shall not include any other unissued shares of such company which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(vi)	“Person” means any individual, company, partnership, unincorporated association or other entity.

(vii)	“Shares” means, with respect to any company, capital shares and, with respect to any other entity, any equity interest.

(viii)	“Voting shares” means, with respect to any company, shares of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a company, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting shares shall refer to such percentage of the votes of such voting shares.

(ix)	“Owner”, including the terms “own” and “owned”, when used with respect to any Shares, means a person that individually or with or through any of its Affiliates or Associates:

(A)	beneficially owns such Shares, directly or indirectly; or

(B)	has (1) the right to acquire such Shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the

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Owner of Shares tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered Shares are accepted for purchase or exchange; or (2) the right to vote such shares pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the Owner of any Shares because of such person’s right to vote such Shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(C)	has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (2) of subparagraph (B) of this paragraph), or disposing of such Shares with any other person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such Shares.

SHAREHOLDER RIGHTS PLAN

158.	The Board is hereby expressly authorised to adopt and amend any shareholder rights plan upon such terms and conditions as the Board deems expedient and in the interests of the Company, subject to applicable law.

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We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this memorandum of association and we agree to take the number of shares in the capital of the company set opposite our respective names.

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber

For and on behalf of Presbia Holdings	Thirty Nine Thousand, Nine Hundred and Ninety Four Ordinary Shares

Stuarts Corporate Services Ltd

P.O. Box 2510

Grand Cayman KY1-1104

Cayman Islands

For and on behalf of	One Ordinary Share
Arthur Cox Trust Services Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

For and on behalf of	One Ordinary Share
AC Administration Services Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

For and on behalf of	One Ordinary Share
Arthur Cox Nominees Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

For and on behalf of	One Ordinary Share
Arthur Cox Registrars Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

For and on behalf of	One Ordinary Share
DIJR Nominees Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

For and on behalf of	One Ordinary Share
Fand Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

Dated: 23 January 2014

~~1~~

Witnesses to the above signatures:

Shanon Ball

Presbia Holdings

P.O. Box 2510

Grand Cayman KY1-1104

Cayman Islands

Louise Gaffney

Arthur Cox Building

Earlsfort Terrace

Dublin 2

Ireland

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Appendix B — PART I
Summary of Optional Provisions in the Companies Act 2014 From Which the Company
Proposes to Opt-Out
Sections of the Companies Act 2014 from which the Company proposes to opt-out	Relevant section of current Articles of Association	Company’s reason for opting-out of the section
43(2) and (3)	127	Sections 43(2) and (3) deal with the use of the common seal of a company. We propose to opt-out of these sections as an equivalent provision for the use of the Company’s common seal is made in Article 127.
65(2) to 65(7)	Not applicable	Sections 65(2) to 65(7) deal with the power of a company to convert shares into stock and reconvert stock into shares. We propose to opt-out of these sections as they are not contemplated in the Company’s existing Articles of Association and the intention is to preserve the status quo.
66(4)	4(a)	Section 66(4) deals with the allotment of redeemable shares. We propose to opt-out of this section as such matter is already provided for in Article 4(a).
77 to 81	14 and 15	Sections 77 to 81 deal with the making of calls in respect of unpaid amounts due on shares issued by a company, liens on shares and forfeiture of shares. We propose to opt-out of these sections as such matters are already provided for in Articles 14 and 15.
94(8)	16 and 17	Section 94(8) deals with the instrument of transfer for shares and the regulation of such instruments under the Stock Transfer Act 1963. We propose to opt-out of this section as such matter is already provided for in Articles 16 and 17.
95(1)	18	Section 95(1) deals with restrictions on the transfer of shares. We propose to opt-out of this section as such matter is already provided for in Article 18.
96(2) to 96(11) and 97(3)	24 to 28	Sections 96(2) to 96(11) and 97(3) deal with transmission of shares in a company. We propose to opt-out of these sections as such matter is already provided for in Articles 24 to 28.
124 and 125	128 to 137	Sections 124 and 125 deal with the declaration and payment of dividends by a company. We propose to opt-out of these sections as such matters are already provided for in Articles 128 to 137.

Sections of the Companies Act 2014 from which the Company proposes to opt-out	Relevant section of current Articles of Association	Company’s reason for opting-out of the section
126	140 to 143	Section 126 deals with the capitalisation of a company’s reserves for the purposes of making bonus issues of shares. We propose to opt-out of this section as such matter is already provided for in Articles 140 to 143.
144(3)	109 to 114	Sections 144(3) deals with the appointment of directors. We propose to opt-out of this section as such matter is already provided for in Articles 109 to 114.
148(2)	108	Section 148(2) deals with how the office of a director may be vacated before the end of the appointed term. We propose to opt-out of this section as such matter is already provided for in Article 108.
157 to 165 (excluding 161(7) which is not applicable to the Company)	96, 97 and 118 – 126	Sections 157 to 165 deal with a board’s power of management and delegation, the appointment of a managing director, the establishment of board committees, matters relating to board procedure and the appointment of alternate directors. We propose to opt-out of these sections as such matters are already provided for in Articles 96, 97 and 118 – 126.
178(1) and (2)	Not applicable	Section 178(1) and (2) deal with the convening of extraordinary general meetings by shareholders. We propose to opt-out of these sections as such matter is not contemplated in the Company’s existing Articles of Association and the intention is to preserve the status quo.
180(5), 181(1) and 181(6)	39 to 41	Sections 180(5), 181(1) and 181(6) deal with how notices of general meetings are given, the timing of such notices and who is entitled to receive such notices. We propose to opt-out of these sections as such matter is already provided for in Articles 39 to 41.
182(2), (4) and (5)	47 and 48	Sections 182(2), (4) and (5) deal with the quorum requirements for a general meeting of a company. We propose to opt-out of these sections as such matters are already provided for in Articles 47 and 48.
183(3)	39(b)	We propose to opt-out of Section 183(3) as otherwise it would prohibit the appointment of multiple proxies which is expressly permitted by Article 39(b).

Sections of the Companies Act 2014 from which the Company proposes to opt-out	Relevant section of current Articles of Association	Company’s reason for opting-out of the section
183(6)	84	Section 183(6) deals with the time by which an instrument of proxy must be returned prior to the taking of the relevant poll. We propose to opt-out of the requirement that a proxy may not be delivered and accepted by the Company within the 48 hours immediately prior to the taking of the poll as this matter is already provided for in Article 84.
186(c)	42	Section 186(c) deals with certain aspects of the business of the annual general meeting. We propose to opt-out of this section as the entire business of the annual general meeting is already provided for in Article 42.
187 and 188	42 to 63 and 79 to 90	Sections 187 and 188 deal with the conduct of general meetings and voting at such meetings. We propose to opt-out of these sections as such matters are already provided for in Articles 42 to 63 and Articles 79 to 90.
218(1), 218(3), 218(4) and 218(5)	145 to 150	Sections 218(1), (3), (4) and (5) deal with the service of notice on members of a company. We propose to opt-out of these sections as such matter is already provided for in Articles 145 to 150.
229(1), 230 and 1113	100 to 104	Sections 229(1), 230 and 1113 deal with potential conflicting interests of directors. We propose to opt-out of these sections such matters are provided for in Articles 100 to 104.
338(5), 338(6) and 339(7)	138 and 139	Sections 338(5) and (6) and 339(7) deal with delivery of financial statements via the website of a company. We propose to opt-out of these sections as such matters are already provided for in Articles 138 and 139.
618(1)(b)	151 to 153	Section 618(1)(b) deals with the distribution of property on a winding up of a company. We propose to opt-out of this section as such matter is already provided for in Articles 151 to 153.
620(8)	137	Section 620(8) stipulates the timeframe for claiming dividends. We propose to opt-out of this section as such matter is already provided for in Article 137.
1090	109	Section 1090 deals with the rotation of directors. We propose to opt-out of this section as such matter is already provided for in Article 109.

Sections of the Companies Act 2014 from which the Company proposes to opt-out	Relevant section of current Articles of Association	Company’s reason for opting-out of the section
1092	92 and 93	Sections 1092 deals with the remuneration of directors. We propose to opt-out of this section as this matter is already provided for in Articles 92 and 93.
1093 and 193(1)	90	Section 1093 deals with written resolutions of members. We propose to opt-out of this section as this matter is already provided for in Article 90.

Appendix B — PART II
Summary of Optional Provisions in the Companies Act 2014 From Which the Company Does
Not Propose to Opt-Out
Sections of the Companies Act 2014 from which the Company does not propose to opt-out	Reason the Company does not propose to opt-out of the section
83 and 84	Sections 83 and 84 are being retained as they contain the powers necessary for a company to implement capital reductions and capital variations under the Companies Act 2014.

Appendix B — PART III
SUMMARY OF OTHER AMENDMENTS BEING MADE RELATING TO THE INTRODUCTION OF THE ACT OR FOR ADMINISTRATIVE REASONS
Amendment	Reason for amendment
All references to the old Irish company law statutes, which were repealed when the 2014 Act became effective on June 1, 2015 are replaced by references to the 2014 Act	To ensure that our Articles of Association are consistent with the statutory references in the Act.
Amendment of definition of “Act” and “Acts” in Article 2(a)	The inclusion of new definitions of “Act” and “Acts” in Article 2(a) to properly reference the new company law legislation.
Inclusion of definition of “IAS Regulation”	The inclusion of this definition is for the purposes of the update to accounting standards under the Act.
Inclusion of “any duplicate seal” in definition of “the seal” in Article 2(a)	This is to provide clarity that in the event that there is more than one company seal in existence, they will all be treated as the common seal of the Company in accordance with Section 43(a) of the Act.
Inclusion of definition of “Subsidiary”	The inclusion of this definition is to interpret this in accordance with the Act.
References to “statutory auditor”	The description of auditor has been updated to refer to “statutory auditor” to ensure consistency with terminology of the Act.
Article 3(e)	For the avoidance of doubt and to provide maximum flexibility in relation to the provisions of the Act regarding the acquisition by the Company of its own shares, the following wording has been added to the beginning of Article 3(e) Unless the Board specifically resolves to treat such acquisition as a purchase for the purposes of the Acts”. This additional wording acknowledges that the Company has the ability to make purchases of its own shares (as opposed to redemption of such shares). The article has also makes express that no additional shareholder resolution is required to effect the conversion of an ordinary share to a redeemable share upon an acquisition.
Article 8(a)	For the avoidance of doubt, the ability to issue shares by a duly authorized committee or other delegated person by the board is now made explicit. The ability to issue shares at less than par in all the circumstances permitted under the Act (including pursuant to share plans) is also made explicit.
Article 8(c)	Article 8(c) is being amended to maintain the status quo of the power of the Directors to allot and issue relevant securities is to expire five years from the date on which the Articles of Association were adopted by the Company.
Article 12	Article 12 is amended to reflect the updates to the share certificate requirements under the Act.
Article 16(a)	Article 16(a) has been updated to track the requirement under section 94(2) of the Act that the signatory of the transferee is required for the transfers of partly paid shares.

Amendment	Reason for amendment
Article 31	Article 31 is being amended to provide that the powers contained therein do not limit or otherwise affect the powers afforded to the Company by Section 83 of the Act, which sets out the procedures pursuant to which the Company may vary its capital, including the increase or decrease of the par value of shares by ordinary resolution.
Article 42	Article 42 is being amended in order to ensure that it is consistent with Section 186 of the Act (which specifies what constitutes the ordinary business of the Company’s annual general meeting) while still reflecting what the Company usually regards as ordinary business at an annual general meeting.
Article 84(a)	Article 84(a) is being amended to cater for changes introduced by sections 183 and 184 of the Act relating to the time and place for delivery of proxies, in particular to maintain (for the avoidance of doubt) the status quo of the board determining the deadline for receipt of proxies subject to the limits in the Act. Article 84(a) has been amended to provide that an instrument or other form of communication appointing a proxy may be returned to the address or addresses stated in the notice of meeting by such time as may be specified in the notice of meeting, or (if no such time is specified) at any time prior to the holding of the relevant meeting at which the appointee proposes to vote, and subject to the Act, if not so delivered the appointment shall not be treated as valid. Article 84(a) has also been updated to reflect the requirement under the Act that the form of proxy should be in the format specified in the Act.
Article 88(a)	Article 88(a) is being amended by the deletion of the time limit within which a proxy may be revoked as this is now governed by section 183(10) of the Act which specifies that such revocation will be valid if received at a company’s registered office at any time before the commencement of the meeting or adjourned meeting at which the proxy is used.
Article 105	Section 228(1)(d) codifies the common law restriction on the use of company property by directors and other persons. Article 105 is being adopted to clarify for the avoidance of doubt that directors and other such persons can continue to use company property in accordance with the Company’s fair usage policies and in connection with the performance of their duties, functions and powers subject to their terms and conditions of employment.
Article 106	This Article 106 has been inserted to address certain perceived restrictions in the Act which could prevent directors from giving irrevocable undertakings in the context of a recommended takeover transaction.
Article 114	The concept of “extended notice” is no longer used in the Act and has been removed.

Amendment	Reason for amendment
Article 140	Article 140 is being amended in order to take account of the new requirements regarding the maintenance of accounting records set out in Chapter 2 of Part 6 of the Act.
Article 141 and 142	The description of the categories of reserve capable of being subject to capitalization has been expanded to include, for the avoidance of doubt, capital conversion reserve.
Removal of Article 149	The concept of electronic signature derives from the Electronic Commerce Act 2000. The absence of recognised electronic signature certification has rendered Article 149 obsolete.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02MUUB 1 U P X + Annual General Meeting Proxy Card . B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + A Proposals — The Board of Directors recommends a vote FOR all the director nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. 01 - Ralph Thurman 04 - Vladimir Feingold 07 - Gerd Auffarth 02 - Richard Ressler 05 - Todd Cooper 03 - Zohar Loshitzer 06 - Robert Cresci 1. Election of Directors: For Against Abstain 2. Ratify the selection of Squar Milner LLP as independent registered public accounting firm with respect to Presbia’s U.S. financial statements and to authorize the Audit Committee of the Board of Directors to set such auditor’s remuneration. For Against Abstain For Against Abstain For Against Abstain IMPORTANT ANNUAL MEETING INFORMATION 3. Ratify the selection of Moore Stephens LLP as independent statutory auditor with respect to Presbia’s Irish financial statements and to authorize the Audit Committee of the Board of Directors to set such auditor’s remuneration. 08 - Gerald Farrell 4A. To approve the amendment and restatement of the Memorandum of Association of Presbia PLC to address the enactment of the Irish Companies Act of 2014. 4B. To approve the amendment and restatement of the Articles of Association of Presbia PLC to address the enactment of the Irish Companies Act of 2014. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m. (Pacific Time), on August 3, 2017. Vote by Internet • Go to www.envisionreports.com/LENS • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Outside USA, US territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message

Notice of 2017 Annual General Meeting of Shareholders J2 Dublin, Unit 3.1, Woodford Business Park Turnapin Little, Dublin 17, Ireland Proxy Solicited by Board of Directors for Annual Meeting — August 3, 2017 Ralph (Randy) Thurman and Todd Cooper, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Presbia PLC to be held on August 3, 2017 or at any postponement or adjournment thereof. Shares represented by this proxy, when properly executed, will be voted as directed by the shareholder. If you return a signed proxy card with no direction given, the Proxies will have authority to vote FOR all director nominees in Proposal 1 and FOR Proposals 2, 3, 4A and 4B. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If you are a shareholder who is entitled to attend and vote, then you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. A proxy is not required to be a shareholder of Presbia. If you wish to appoint as proxy any person other than Ralph Thurman and Todd Cooper, please contact Jarett Fenton, Presbia’s Corporate Secretary. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a shareholder from attending, speaking and voting at the Annual Meeting in person. (Items to be voted appear on reverse side.) . Proxy — Presbia PLC Change of Address — Please print your new address below. Comments — Please print your comments below. C Non-Voting Items Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. + + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q